VariTrak

Variable Universal Life Insurance

P R O S P E C T U S

Dated May 1, 2018

National Life Insurance Company	Home Office: National Life Drive,
National Variable Life Insurance Account	Montpelier, Vermont 05604
Telephone: (800) 732-8939

This prospectus describes the VariTrak policy, a variable universal life insurance policy offered by National Life Insurance Company (“National Life”, “we”, “our”, “us”). This policy combines insurance and investment features. The policy’s primary purpose is to provide insurance protection on the life of the insured person. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy. This policy is not available to new purchasers.

You may allocate premium payments to the National Variable Life Insurance Account, a Separate Account of National Life, or to the General Account, or a combination of the two. The General Account pays interest at a guaranteed rate of at least 4%. The Separate Account is divided into several subaccounts. Each subaccount buys shares of a specific portfolio. The available portfolios are:

Fred Alger Management, Inc.	AllianceBernstein L.P.	American Century Investment Management, Inc.
The Alger Portfolios Capital Appreciation Large Cap Growth Small Cap Growth	AB Variable Products Series Fund, Inc. International Growth International Value Small/Mid Cap Value Value	American Century Variable Portfolios, Inc. VP Income & Growth VP Inflation Protection VP International VP Ultra VP Value

The Dreyfus Corporation	Deutsche Investment Management Americas Inc.	Fidelity Management & Research Company
Dreyfus Variable Investment Fund VIF Appreciation VIF Opportunistic Small Cap VIF Quality Bond Sustainable U.S. Equity Portfolio	Deutsche Investments VIT Funds CROCI U.S. VIP Small Cap Index VIP Small Mid Cap Value VIP

Fidelity® Variable Insurance Products

VIP Contrafund®

VIP Equity-Income

VIP Government Money Market
VIP Growth
VIP High Income

VIP Index 500

VIP Investment Grade Bond

VIP Mid Cap
VIP Overseas

VIP Value Strategies

Franklin Templeton Investments	Invesco Advisers, Inc.	J.P. Morgan Investment Management, Inc.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP

Franklin Mutual Global Discovery VIP

Franklin Mutual Shares Securities VIP

Franklin Small Cap Value VIP

Franklin Small-Mid Cap Growth VIP

Franklin U.S. Government VIP

Templeton Foreign Securities VIP

	Invesco Variable Insurance Funds V.I Global Health Care V.I. Mid Cap Growth V.I. Technology	JPMorgan Insurance Trust Small Cap Core

Neuberger Berman Investment Advisers, LLC	OppenheimerFunds, Inc.	Touchstone Advisors, Inc.
Neuberger Berman Advisers Mgmt. Trust Large Cap Value MidCap Growth Short Duration Bond Sustainable Equity	Oppenheimer Variable Account Funds Conservative Balanced/VA Global Strategic Income /VA Main Street Small Cap/VA	Touchstone Variable Strategic Trust TVST Balanced TVST Bond TVST Common Stock TVST Small Company

T. Rowe Price Associates, Inc.	Van Eck Associates Corporation	Wells Fargo Funds Management, LLC
T. Rowe Price Equity Series, Inc. Blue Chip Growth Equity Income Health Sciences Personal Strategy Balanced	VanEck VIP Trust Emerging Markets Global Hard Assets Unconstrained Emerging Markets Bond	Wells Fargo Variable Trust Discovery Fund Opportunity Fund

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The value of your policy will depend upon the investment results of the portfolios you select. The policy’s value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the General Account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the Separate Account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum policy value. You could lose some or all of your money. Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you should review the prospectuses and supplements for the underlying portfolios that we make available as investment options under the policies. They are available without charge by contacting the Home Office, at the address and phone number listed above. You should keep all prospectuses and supplements for future reference.

An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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The policy may not be available in all states and its terms may vary by state. This prospectus does not offer the policy in any state in which we may not legally offer the policy. This policy is no longer sold. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

The primary purpose of this variable life insurance policy is to provide insurance protection. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

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SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This policy is not available to new purchasers.

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus and in the Statement of Additional Information ("SAI"). Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.

Summary of Principal Policy Benefits

Life Insurance Protection. The Policy provides a means for an Owner to accumulate life insurance on the life of a specified Insured. Proceeds under the Policy can generally pass free of federal and state income tax at the death of an Insured.

As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of the Insured. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

Death Benefit Option A and Option B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

•	Face Amount; or
•	the Accumulated Value multiplied by a factor specified by federal income tax law.

If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

•	the Face Amount plus the Accumulated Value; or
•	the Accumulated Value multiplied by the same factor that applies to Option A.

You may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. See “Death Benefit.”

•	In addition, for Policies issued before September 19, 2011, accelerated care and chronic care protection riders are available if they were elected before Policy issue. The accelerated care rider provides periodic partial prepayments of the Death Benefit if the Insured becomes chronically ill, and the chronic care protection rider continues to pay benefits after the entire Death Benefit under the Policy has been prepaid under the accelerated care rider. There is an additional cost for the accelerated care rider and the chronic care protection rider.

•	You may add additional insurance and other benefits to your Policy by rider. Please see “Optional Benefits”, below, for a description of the other optional benefits that we offer.

•	You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They may also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Cash Benefits. You may borrow against your Policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction. When you take a loan we will transfer an amount equal to the loan to our General Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable. We also currently plan to make preferred loans available when a Policy is 10 years old.

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You may request a Withdrawal of Cash Surrender Value. However:

•	You must withdraw at least $500;
•	You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;
•	You may not allocate Withdrawals to the General Account until all the value in the Separate Account has been exhausted.
•	We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences.

You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge.

Tax Benefits. Assuming the Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy’s value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes may apply.

Variety of Investment Options. You may allocate Net Premiums among the subaccounts of the Separate Account and the General Account. The subaccounts in the Separate Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the General Account.

As your needs or financial goals change, you can change your investment mix. You may make transfers among the Separate Account and the General Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Separate Account and from the Separate Account to the General Account, without charge. You may not make transfers out of the General Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; or (b) $1,000. We allow only one such transfer out of the General Account in any Policy Year.

Summary of the Principal Risks of Purchasing a Policy

Investment Risk. We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy you allocate to the Separate Account. In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value. During times of poor performance, these deductions will have an even greater impact on your Accumulated Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium prior to the lapse. Please note that frequent, large, or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the portfolios and the returns achieved by Owners. Such transfers may dilute the value of portfolio shares, interfere with the efficient management of the portfolios, and increase brokerage and administrative costs of the portfolios. To protect Owners and portfolios from such effects, we have developed market timing procedures. See “Disruptive Trading” below.

If you allocate premiums to the General Account, we credit your Accumulated Value in the General Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

Risk of Lapse. If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse: (1) during the first 5 Policy Years as long as you pay the Minimum Guarantee Premium; (2) if you purchase the no lapse guarantee rider or the guaranteed death benefit rider, subject to certain conditions; or (3) you elect and exercise the overloan protection rider, subject to certain conditions.

Tax Risks. We anticipate that a Policy issued on the basis of a standard rate class should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and such a Policy may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of premiums permitted under the Policy.

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Depending on the total amount of premiums you pay, the Policy may be treated as a Modified Endowment Contract (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the

Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59½. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax. See “Modified Endowment Contracts” below, for additional information.

The tax treatment of the overloan protection rider that may be purchased with this Policy is uncertain. In particular, it is not clear whether the overloan protection rider will be effective to prevent taxation of the outstanding loan balance as a distribution when the overloan protection rider causes the Policy to convert to a fixed policy. Anyone contemplating the purchase of the Policy with the overloan protection rider should consult a tax adviser.

See “Federal Tax Considerations,” below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risks. The Surrender Charge under the Policy applies for 15 Policy Years after the Policy is issued. An additional Surrender Charge will apply for 15 years from the date of any increase in the Face Amount. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy’s value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

Loan Risks. A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Separate Account and/or the General Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Separate Account, or receive any higher interest rate credited to the General Account.

We reduce the amount we pay on the Insured’s death by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Company Risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios’ prospectuses for more information. There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

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The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Separate Account and the General Account.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Premium Tax Charge(1)	Upon receipt of each premium payment	3.25% of each premium payment (2.0% for qualified employee benefit plans)	3.25% of each premium payment (2.0% for qualified employee benefit plans)

Surrender Charge:(2)
Deferred Administrative Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years, or 15 Policy Years following an increase in Face Amount

Minimum and Maximum Charge(3)		$ 0 - $2 per $1,000 of initial or increased Face Amount	$ 0 - $2 per $1,000 of initial or increased Face Amount

Charge for a 45 year old male nonsmoker, first Policy Year		$2 per $1,000 of Face Amount	$2 per $1,000 of Face Amount
Deferred Sales Charge	Upon surrender or lapse of the Policy during the first 15 Policy Years or following an increase in Face Amount
Deferred Sales Charge Minimum and Maximum Charge(4)		$1.10 to $37.75 per $1,000 of initial or increased Face Amount	$1.10 to $37.75 per $1,000 of initial or increased Face Amount
Charge for a Deferred Sales Charge – 45 year old male nonsmoker, first Policy Year		$8.26 per $1,000 of Face Amount	$8.26 per $1,000 of Face Amount
Withdrawal Fees	Upon making a Withdrawal	$25	Lesser of 2% of amounts withdrawn or $25
Transfer Fees	Upon transfer after the 5th transfer (the 12th transfer for Policies issued in NY) in a Policy Year	$25 per transfer in excess of 5 transfers (12 transfers for Policies issued in NY) in any one Policy Year	None
Loan Interest Spread(5)	At the end of each Policy year, or upon death, surrender, or lapse, if earlier	2% annually of amount held as Collateral	1.3% annually of amount held as Collateral
Projection Report Charge	When report requested after the initial report	$25 maximum in New York, no maximum elsewhere	$25

(1)	We may increase the Premium Tax Charge if applicable law changes so that the amounts of taxes on premiums paid by us increase.
(2)	The Surrender Charge is equal to the deferred administrative charge and the deferred sales charge. The deferred administrative charge is based on the Insured’s issue age (or age on an increase in Face Amount) and Face Amount. The deferred sales charge is based on the Insured’s issue age (or age on an increase in Face Amount), gender, rate class and the Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy’s data pages will indicate the charges applicable to your Policy. National Life or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.

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(3)	The minimum charge is based on an Insured with an Issue Age of 5 or less; the maximum charge is based on an Insured with an Issue Age of 25 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.
(4)	The minimum charge is based on a female Insured with an Issue Age of 1; the maximum charge is based on male smoker Insured with an Issue Age of 68 or more. After the first 5 Policy Years, the charge declines linearly by month through the end of Policy Year 15.
(5)	The loan interest spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). Currently, after the 10th Policy year, we may credit your Collateral that is in excess of 50% of Accumulated Value with extra interest of 0.5% per annum over what is currently credited to loan Collateral prior to the 11th Policy Year. For loans taken after the 10th Policy year of not more than 50% of Accumulated Value, we may credit your Collateral with interest up to 6.0% compounded annually.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Cost of Insurance:(1)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge(2)		$0.057 to $58.01 per $1,000 of Net Amount at Risk per month	$0.023 to $0.18 per $1,000 of Net Amount at Risk per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Face Amount between $250,000 and $999,999, Policy Year 1		$0.28 per $1,000 of Net Amount at Risk per month	$0.22 per $1,000 of Net Amount at Risk per month
Mortality and Expense Risk Fees(3)	On the Date of Issue of the Policy and on each day	Annual rate of 0.90% of the average daily net assets of each subaccount of the Separate Account	Annual rate of 0.90% of the average daily net assets of each subaccount of the Separate Account
Administrative Fees	On the Date of Issue of the Policy and on each Monthly Policy Date	$7.50 per month, plus $0.07 per $1,000 of Face Amount(4)	$7.50 per month
Charges for Optional Benefits Additional Protection Benefit(5)	On the Date of Issue of the Policy and on each Monthly Policy Date
Minimum and Maximum Charge(6)		$0.057 to $58.01 per $1,000 of Net Amount at Risk per month	$0.013 to $19.94 per $1,000 of Net Amount at Risk per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$0.28 per $1,000 of Net Amount at Risk per month	$0.055 per $1,000 of Net Amount at Risk per month
Waiver of Monthly Deduction(5)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter

Minimum and Maximum Charge		$0.051 to $0.27 per month multiplied by the Monthly Deduction	$0.051 to $0.27 per month multiplied by the Monthly Deduction

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$0.075 per month multiplied by the Monthly Deduction	$0.075 per month multiplied by the Monthly Deduction

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The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Accidental Death Benefit(5)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter

Minimum and Maximum Charge		$0.023 to $0.18 per month per $1,000 of net amount of the increase in Death Benefit provided by the rider	$0.023 to $0.18 per month per $1,000 of net amount of the increase in Death Benefit provided by the rider

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$0.086 per month per $1,000 of net amount of the increase in Death Benefit provided by the rider	$0.086 per month per $1,000 of net amount of the increase in Death Benefit provided by the rider

Guaranteed Insurability Option(7)	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter

Minimum and Maximum Charge		$0.022 to $0.16 per month times the amount the rider permits you to increase the Face Amount	$0.022 to $0.16 per month times the amount the rider permits you to increase the Face Amount

Charge for a 35 year old male (not available for ages 40 and over)		$0.15 per month times the amount the rider permits you to increase the Face Amount	$0.15 per month times the amount the rider permits you to increase the Face Amount
Guaranteed Death Benefit	On the Date of Issue of the Policy and on each Monthly Policy Date thereafter	$0.01 per $1,000 of Face Amount per month	$0.01 per $1,000 of Face Amount per month
No Lapse Guaranty	On the Date of Issue of the Policy and on each Monthly Policy Date	$0.05 per $1,000 of Face Amount per month	$0.05 per $1,000 of Face Amount per month
Disability Benefit - Payment of Mission Costs(7)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge		$1.65 to $4.25 per month	$1.65 to $4.25 per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, Policy Year 1		$3.06 per month	$3.06 per month

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Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted - Maximum Guaranteed Charge	Amount Deducted - Current Charge
Accelerated Care Rider(7)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge		$0.025 to $4.32 per $1,000 of Net Amount at Risk, plus from $0.0007 to $0.92 per dollar of Monthly Deduction, per month	$0.01to $1.98 per $1,000 of Net Amount at Risk, plus from $0.0003 to $0.63 per dollar of Monthly Deduction, per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, ACR1 with inflation protection option, Policy Year 1		$0.14 per $1,000 of Net Amount at Risk, plus $0.0038 per dollar of Monthly Deduction, per month
Chronic Care Protection Rider(7)	On the Date of Issue of the Policy and on each Monthly Policy Date

Minimum and Maximum Charge		$0.0051 to $4.34 per $1,000 of Face Amount per month	$0.0051 to $4.34 per $1,000 of Face Amount per month

Charge for a 45 year old male nonsmoker in the preferred underwriting class, EBR1 with inflation protection option without nonforfeiture benefit option, Policy Year 1		$0.18 per $1,000 of Face Amount per month	$0.18 per $1,000 of Face Amount per month
Overloan Protection	At the time of exercise	0%-5% of Accumulated Value	0%-5% of Accumulated Value

(1)	Cost of insurance charges vary based on factors including, the Insured’s age, sex, Rate Class, Net Amount at Risk, and Face Amount, and the current cost of insurance charges also vary based on the Policy’s Duration and size. In addition, current cost of insurance charges for currently issued Policies may be lower than for Policies issued during specified past periods. The Net Amount at Risk is the amount by which the Unadjusted Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.
(2)	The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11, for Face Amounts of $1,000,000 or more; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached, for all Face Amount bands; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, both sexes, all underwriting classes, the Policy Year in which Attained Ages 99 and 100 are reached.
(3)	We currently intend, starting in Policy Year 11, to partially offset this charge by reducing each Monthly Deduction by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account, and we also intend, starting in Policy Year 11, to credit interest on non-loaned Accumulated Value in the Fixed Account at rates that are 0.50% per annum higher than those that applies to Policies still in their first 10 Policy Years. These enhancements are not guaranteed, however.
(4)	$7.50 per month in all states other than New York and Texas.
(5)	The additional protection benefit, waiver of monthly deduction, and accidental death benefit rider charges vary by the Insured’s Issue Age, sex, Rate Class and the Policy’s Duration. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy’s data page will indicate the guaranteed charges applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.
(6)	The current minimum charge is based on an Insured with the following characteristics: Issue Age 20, female, elite preferred nonsmoker, Policy year 11; the guaranteed minimum charge is based on an Insured with the following characteristics: Issue Ages 0-10, female, juvenile, the Policy Year in which Attained Age 10 is reached; the guaranteed maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Ages 98, 99 and 100 are reached; and the current maximum charge is based on an Insured with the following characteristics: all Issue Ages, male, all underwriting classes, the Policy Year in which Attained Age 100 is reached. For currently issued Policies, the current maximum charge will apply to all Issue Ages, males, preferred and standard smokers, at Attained Ages 98 - 100.
(7)	The guaranteed insurability option, disability benefit - payment of mission costs, accelerated care, and chronic care rider charges vary by the Insured’s age and sex. The rider charges shown in the table may not be representative of the charges you will pay. Charges based on age may increase as the Insured ages. Your Policy’s data page will indicate the charge applicable to your Policy. National Life and/or your agent will provide more detailed information concerning your charges at your request.

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Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2017 (before any fee waivers or expense reimbursements). The expenses of the portfolios may be higher or lower in the future. More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fee, distribution and/or service 12b-1 fees, and other expenses).	0.10%	1.57%

Fund	Management Fee	12b-1 Fees	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses	Waivers, Reimbursements, and Recoupment		Net Total Annual Expenses
Alger
Capital Appreciation Portfolio - Class O Shares	0.81	-	0.13	-	0.94	-		0.94
Large Cap Growth Portfolio - Class O Shares	0.71	-	0.17	0.02	0.90	0.02	[1]	0.88
Small Cap Growth Portfolio - Class O Shares	0.81	-	0.19	-	1.00	-		1.00
AB VPS Fund, Inc.
International Growth Portfolio - Class A Shares	0.75	-	0.49	-	1.24	-		1.24
International Value Portfolio - Class A Shares	0.75	-	0.11	0.01	0.86	0.01		0.85
Small/Mid Cap Value Portfolio - Class A Shares	0.75	-	0.07	0.01	0.82	0.01		0.81
Value Portfolio - Class A Shares	0.55	-	0.33	-	0.87	-		0.87
American Century VP
Income & Growth Fund - Class I	0.07	-	0.01	-	0.71	-		0.71
Inflation Protection Fund - Class I	0.46	-	0.01	-	0.47	-		0.47
International Fund - Class I	1.34	-	0.01	-	1.35	0.33		1.02
Ultra® Fund - Class I	1.0	-	-	-	1.00	0.17		0.83
Value Fund - Class I	0.96	-	0.01	-	0.97	0.19		0.78
Dreyfus
VIF Appreciation Portfolio - Initial Shares	0.75	-	0.06	-	0.81	-		0.81
VIF Opportunistic Small Cap Portfolio - Initial Shares	0.75	-	0.10	-	0.85	-		0.85
VIF Quality Bond Portfolio - Initial Shares	0.65	-	0.33	-	0.98	-		.098
Dreyfus Sustainable U.S. Equity Fund - Initial Shares	0.60	-	0.15	-	0.75	0.05		0.70
Deutsche Variable Series II
Deutsche CROCI U.S. VIP - Class B shares	0.65	0.25	0.25	-	1.15	0.09	[2]	1.06
Deutsche Small Mid Cap Value VIP - Class B shares	0.65	0.25	0.29	0.00	1.19	0.03		1.16

1 Fred Alger Management, Inc. (the “Manager”) has contractually agreed to waive its advisory fee in an amount equal to Acquired Fund Fees and Expenses comprised of advisory fees to the Manager permanently (currently estimated to be .02%). This commitment can only be earlier amended or terminated by agreement of the Fund’s Board of Trustees and the Manager, and will terminate automatically in the event of termination of the Investment Advisory Agreement between the Fund and the Manager.

2 The Advisor has contractually agreed through April 30, 2019 to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 1.06% for Class B shares. The agreement may only be terminated with the consent of the fund’s Board.

12

DWS VIT Funds
Small Cap Index VIP - Class A Shares	0.35	0.00	0.16	0.00	0.51	0.10		0.41
Fidelity® VIP
Contrafund® Portfolio - Initial Class	0.54	-	0.08	-	0.62	-		0.62
Equity-Income Portfolio - Initial Class	0.44	-	0.09	0.03	0.56	-		0.56	[3]
Government Money Market Portfolio - Service Class	0.18	-	0.08	-	0.26	-		0.26
Growth Portfolio - Initial Class	0.54	-	0.10	-	0.64	-		0.64
High Income Portfolio - Initial Class	0.56	-	0.11	-	0.67	-		0.67
Index 500 Portfolio - Initial Class	0.05	-	0.05	-	0.10	-		0.10
Investment Grade Bond Portfolio - Initial Class	0.31	-	0.10	-	0.41	-		0.41
Mid Cap Portfolio - Initial Class	0.54	-	0.09	-	0.63	-		0.63
Overseas Portfolio - Initial Class	0.67	-	0.13	-	0.80	-		0.80
Value Strategies Portfolio - Initial Class	0.54	-	0.14	-	0.68	-		0.68
Franklin Templeton
Franklin Global Real Estate Securities- Class 2	1.05	0.25	0.09	-	1.39	-		1.39
Franklin Mutual Global Discovery VIP Fund - Class 1[3]	0.54	-	0.10	-	0.64	-		0.64
Franklin Mutual Shares VIP Fund - Class 2 [3]	0.56	-	0.11	-	0.67	-		0.67
Franklin Small Cap Value VIP Fund - Class 2	0.05	-	0.05	-	0.10	-		0.10
Franklin Small-Mid Cap Growth VIP Fund - Class 2[3]	0.31	-	0.10	-	0.41	-		0.41
Franklin U.S. Government Securities VIP Fund - Class 1	0.54	-	0.09	-	0.63	-		0.63
Templeton Foreign VIP Fund - Class 2[4]	0.54	-	0.08	-	0.62	-		0.62
Invesco V.I.
Global Health Care Fund- Series I	0.75	-	0.26	-	1.01	-		1.01
Mid Cap Growth Fund - Series I	0.75	-	0.25	-	1.00	-		1.00
Technology Fund- Series I	0.75	-	0.31	-	1.06	-		1.06
JP Morgan Insurance Trust
Small Cap Core Portfolio - Class 1	0.65	-	0.18	-	0.83	-		0.83
Neuberger Berman AMT
Large Cap Value - I Class	0.85	-	0.26	0.01	1.12	-		1.12
Mid Cap Growth Portfolio - I Class	0.84	-	0.11	-	0.95	-		0.95
Mid Cap Growth Portfolio - S Class	0.84	0.25	0.11	-	1.20	0.09	[5]	1.11
Short Duration Bond Portfolio - I Class	0.65	-	0.21	-	0.86	-		0.86
Sustainable Equity Portfolio - I Class	0.84	-	0.10	-	0.94	-		0.94
Oppenheimer Variable Accounts Funds
Conservative Balanced Fund/VA - Service	0.75	0.25	0.21	-	1.21	0.29	[6]	0.92

3 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

4 The investment manager has contractually agreed in advance to reduce its fees as a result of the fund's investment in a Franklin Templeton money market fund (the "acquired fund") for the next 12 month period.

5 Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) (“annual operating expenses”) are limited to 1.10% of average net assets. This undertaking lasts until 12/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay the Manager for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.10% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

6 After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit "Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement" (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.67% for Non-Service Shares and 0.92% for Service Shares as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

13

Global Strategic Income Fund/VA - Service	0.61	0.25	0.23	0.01	1.10		0.06		1.04
Main Street Small Cap Fund/VA® - Service	0.66	0.25	0.14	-	1.05		-		1.05
Touchstone Variable Series Trust
TVST Balanced Fund	0.55	-	0.42	0.02	0.99		0.12		0.87
TVST Bond Fund	0.40	-	0.31	0.03	0.74		0.04		0.70
TVST Common Stock Fund	0.50	-	0.21	0.01	0.72		-		0.72
TVST Small Company Fund	0.50	-	0.26	0.01	0.77		-		0.77
T. Rowe Price
Blue Chip Growth Portfolio - Class II	0.85	0.25	0.00	0.00	1.10		-		1.10
Equity Income Portfolio - Class II	0.85	0.25	0.00	0.00	1.10		-		1.10
Health Sciences Portfolio - Class II	0.95	0.25	0.00	0.00	1.20		-		1.20
Personal Strategy Balanced Portfolio VIP I	0.90	0.00	0.00	0.12	1.02	[7]	0.12	[8]	0.906
Van Eck VIP Trust
Emerging Markets Fund - Initial Class	1.00	-	0.19	-	1.19		-		1.19
Global Hard Assets Fund - Initial Class	1.00	-	0.09	-	1.09		-		1.09
Unconstrained Emerging Markets Bond Fund - Initial Class	1.00	-	0.57	-	1.57		0.47		1.10	[9]
Wells Fargo Advantage VT
Discovery Fund	0.75	0.25	0.16	0.01	1.17		0.01		1.16	[10]
Opportunity Fund	0.70	0.25	0.16	-	1.11		0.11		1.0	[11]

For information concerning compensation paid in connection with the sale of the Policies, see “Distribution of the Policies.”

7 The figures shown in the fee table do not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure does not include acquired fund fees and expenses and excludes expenses permanently waived as a result of investments in other T. Rowe Price mutual funds.

8 T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

9 Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2019. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

10 The Manager has committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.15% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

11 The Manager has committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

14

NATIONAL LIFE AND THE GENERAL ACCOUNT

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our General Account. To meet our claims-paying obligations, we monitor reserves so that we hold sufficient amounts to cover actual or expected claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Vermont Department of Financial Regulation—as well as the financial statements of the Separate Account (on a consolidated basis)—are located in the SAI. For a free copy of the SAI, call or write us at our Home Office. In addition, the SAI is available on the SEC's website at http://www.sec.gov.

The General Account

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our General Account. We bear the full investment risk for all amounts allocated or transferred to the General Account. We credit interest on Net Premiums and Accumulated Value allocated to the General Account at rates we declare. These rates will not be less than 4% per annum. The principal, after deductions, is also guaranteed.

We own the assets in the General Account, and use these assets to support our insurance and annuity obligations other than those funded by Separate Account investments. These assets are subject to National Life’s general liabilities from business operations.

We have not registered the General Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the General Account. Disclosures regarding the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the General Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Because we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the General Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the General Account in that month. The rate declared on such amounts will remain in effect for 12 months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the General Account on that date). We will determine any interest credited on the amounts in the General Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the General Account will not share in the investment performance of our General Account. We currently intend to credit interest on non-loaned Accumulated Value in the General Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

15

Amounts deducted from the non-loaned Accumulated Value in the General Account for Withdrawals, Policy loans, transfers to the Separate Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out (“LIFO”) method.

Transfers from the General Account. We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the General Account to any or all of the subaccounts of the Separate Account. The amount you transfer from the General Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1,000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office in good form.

Because of the General Account transfer restrictions, it will take you several years to transfer all of your Accumulated Value in the General Account to the subaccounts of the Separate Account. You should carefully consider whether the General Account meets your investment criteria.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

The Separate Account

The Separate Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Separate Account’s assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Separate Account’s assets are held separate from our other assets and are not part of our General Account. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited or charged against the Separate Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount’s own investment performance and not the investment performance of our other assets. As a result, the portion of the Separate Account’s assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The subaccounts of the Separate Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We reserve the right to make other structural and operational changes affecting the Separate Account. See “Addition, Deletion, or Substitution of Investments.”

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the separate accounts.

The Portfolios

The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Fidelity Variable Insurance Fund V Government Money Market Portfolio (“Fidelity Money Market Portfolio”) in which a subaccount of our Separate Account invests (“Money Market Subaccount”) may also become extremely low and possibly negative. There is no assurance that the Fidelity Money Market Portfolio will be able to maintain a stable net asset value per share.

16

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve their investment objective(s). Certain portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets. The cost of those hedging strategies could limit the upside participation by such portfolios in rising equity markets relative to other portfolios. Please consult your registered representative. You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios, which are available through the registered representatives that sell the Policies, or by contacting our Home Office. You should read these prospectuses carefully and keep them for future reference.

Fund	Type of Fund	Investment Adviser	Subadviser
The Alger Portfolios:
Capital Appreciation Portfolio - Class O	Growth Equity	Fred Alger Management, Inc.	None
Large Cap Growth Portfolio - Class O	Large Growth Equity	Fred Alger Management, Inc.	None
Small Cap Growth Portfolio - Class O	Small Growth Equity	Fred Alger Management, Inc.	None
AB Variable Products Series Fund, Inc.:
International Growth – Class A	International Equity	AllianceBernstein L.P.	None
International Value – Class A	International Equity	AllianceBernstein L.P.	None
Small/Mid Cap Value – Class A	Small Mid Value Equity	AllianceBernstein L.P.	None
Value – Class A	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
VP Income & Growth Portfolio - Class I	Large Value Equity	American Century Investment Management, Inc.	None
VP Inflation Protection Portfolio - Class I	Fixed Income	American Century Investment Management, Inc.	None
VP International Portfolio - Class I	International Equity	American Century Investment Management, Inc.	None
VP Ultra® Portfolio - Class I	Large Growth Equity	American Century Investment Management, Inc.	None
VP Value Portfolio - Class I	Mid Cap Value Equity	American Century Investment Management, Inc.	None
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial	Large Blend	The Dreyfus Corporation	Fayez Sarofim & Co.
Opportunistic Small Cap Portfolio - Initial	Aggressive Growth	The Dreyfus Corporation	None
Quality Bond Portfolio - Initial	Investment Grade Bond	The Dreyfus Corporation	None
Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial	Large Cap Growth	The Dreyfus Corporation	None
Deutsche Variable Series II:
Deutsche CROCI U.S. VIP - Class B	Large Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
Deutsche Small Mid Cap Value VIP - Class B	Small Cap Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)

17

Deutsche Investments VIT Funds:
Small Cap Index VIP - Class A	Small Index Equity	Deutsche Investment Management Americas, Inc.	Northern Trust Investments, Inc.
Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Equity-Income Portfolio - Initial Class	Large Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Growth Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP High Income Portfolio - Initial Class	Below Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Index 500 Portfolio - Initial Class	Index Equity	Fidelity Management & Research Company (FMR)	Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC)
VIP Investment Grade Bond Portfolio - Initial Class	Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Mid Cap Portfolio - Initial Class	Mid Cap Blend	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Government Money Market Portfolio - Service Class	Money Market	Fidelity Management & Research Company (FMR)	Fidelity Investments Money Management, Inc. (FIMM) and other affiliates of FMR
VIP Overseas Portfolio - Initial Class	International Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
VIP Value Strategies Portfolio - Initial Class	Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Fund - Class 2	Foreign	Templeton Investment Counsel, LLC	None
Franklin Mutual Shares VIP Fund - Class 2	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Franklin Global Discovery VIP Fund - Class 2	Sector Equity	Franklin Advisors, Inc.	None

18

Franklin Small Cap Value VIP Fund - Class 2	Small Cap Value	Franklin Advisory Services, LLC	None
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Franklin U.S. Government VIP Fund - Class 1	Government Bond	Franklin Advisors, Inc.	None
Invesco Variable Insurance Funds:
Invesco V.I. Mid Cap Growth Fund - Series I	Mid Cap Growth Equity	Invesco Advisers Inc.	None
Invesco V.I. Health Care Fund - Series I	Sector Equity	Invesco Advisers Inc.	None
Invesco V.I. Technology Fund - Series I	Sector Equity	Invesco Advisers Inc.	None
JPMorgan Insurance Trust:
Small Cap Core Portfolio - Class 1	Small Cap Blend Equity	J.P. Morgan Investment Management Inc.	None
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio - I Class	Short-Term	Neuberger Berman Investment Advisers LLC	None
Mid Cap Growth Portfolio - I Class	Mid-Cap Growth Equity	Neuberger Berman Investment Advisers LLC	None
Mid Cap Growth Portfolio - S Class	Mid-Cap Growth Equity	Neuberger Berman Investment Advisers LLC	None
Large Cap Value Portfolio - I Class	Large Value	Neuberger Berman Investment Advisers LLC	None
Sustainable Equity Portfolio - I Class	Mid Large Value Equity Sustainable	Neuberger Berman Investment Advisers LLC	None
Oppenheimer Variable Account Funds
Conservative Balanced Fund/VA - Service	Hybrid Equity and Debt	OppenheimerFunds, Inc.	None
Main Street Small Cap Fund/VA - Service	Small Value Equity	OppenheimerFunds, Inc.	None
Global Strategic Income Fund/VA - Service	Bond	OppenheimerFunds, Inc.	None
Touchstone Variable Strategic Trust
TVST Balanced Fund	Hybrid Equity and Debt	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
TVST Bond Fund	Investment- Grade Bond	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
TVST Common Stock Fund	Large Blend Equity	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
TVST Small Company	Small Growth Equity	Touchstone Advisors, Inc.	Fort Washington Investment Advisors, Inc.
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio II - Class II shares	Large Value	T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II - Class II shares	Large Growth	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II - Class II shares	Sector Equity	T. Rowe Price Associates, Inc.	None
Personal Strategy Balanced Portfolio	Blend	T. Rowe Price Associates, Inc.	None
Van Eck VIP Trust

19

Unconstrained Emerging Markets Bond Fund - Initial Class	Unconstrained Emerging Markets Bond	Van Eck Associates Corporation	None
Emerging Markets Fund - Initial Class	Foreign Equity	Van Eck Associates Corporation	None
Global Hard Assets Fund - Initial Class	Global Sector Equity	Van Eck Associates Corporation	None
Wells Fargo Variable Trust
Wells Fargo VT Discovery Fund - Class 2 Shares	Mid Cap Growth Equity	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated
Wells Fargo VT Opportunity Fund - Class 2 Shares	Mid Cap Blend	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated

20

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

National Life may receive compensation from the investment adviser of a portfolio or its affiliates in connection with administration or other services provided with respect to such portfolio and its availability under the Policies, which may include answering Owner’s questions about the portfolios, providing prospectuses, shareholder reports and other portfolio documents, providing portfolios and their Boards information about the Policies and their operations and/or collecting voting instructions for portfolio shareholder proposals. The amount of this compensation is based on a percentage of the assets on which the fees are based of the portfolio attributable to the Policies. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2017, the percentages ranged from 0.05% to 0.35%, and the dollar amounts received ranged from $0.0 to $72,181.93] per adviser/affiliate (this includes payments for services rendered in 2016 but not paid until 2017). The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services. The payments we receive as compensation for providing these services may be used by us for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies, and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering a portfolio. National Life may profit from these payments. For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets pursuant to a 12b-1 plan. The 12b-1 plan is described in more detail in each portfolio’s prospectus. Because 12b-1 fees are paid out of a portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

We select the portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, fees and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the portfolio’s adviser or subadviser is one of our affiliates or whether the portfolio, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The Portfolios’ Investment Advisors Or Distributors.” We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulated Value if we determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

You bear the risk of any decline in the Accumulated Value of your Policy resulting from the performance of the portfolios you have chosen.

Owners, through their indirect investment in the portfolios, bear the costs of investment advisory or management fees that the portfolios pay to their respective investment advisers, and in some cases, subadvisers (see the portfolios’ prospectuses for more information). As described above, an investment adviser or subadviser to a portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from portfolio assets.

Conflicts of Interest. The portfolios may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Separate Account and other separate accounts of National Life. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Separate Account and one or more of the other separate accounts participating in the underlying portfolios. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners and Beneficiaries, including withdrawal of the Separate Account from participation in the underlying portfolio(s) involved in the conflict.

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Addition, Deletion or Substitution of Investments. Where permitted by applicable law, we may make certain changes to the structure or operation of the Separate Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:

1)	making changes in the form of the Separate Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

(i)	operating the Separate Account as a management company under the 1940 Act;
(ii)	deregistering the Separate Account under the 1940 Act if registration is no longer required;
(iii)	combining or substituting separate accounts;
(iv)	transferring the assets of the Separate Account to another separate account or to the General Account;
(v)	making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
(vi)	making other technical changes in the Policy to conform with any action described herein;

2)	if in our judgment a portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such portfolio (the new portfolio may have higher fees and expenses than the one it replaced);

3)	eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

4)	transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Owners or would be appropriate in carrying out the purposes of the Policies; and

5)	modifying the provisions of the Policies to comply with applicable laws.

If the underlying portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the General Account) to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

Voting Portfolio Shares. Even though we are the legal owner of the portfolio shares held in the Separate Account, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, as long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of full and fractional portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that portfolio (as of a date set by the portfolio). The number of portfolio shares attributable to each Owner is determined by dividing the Owner’s interest in each subaccount by the net asset value of the portfolio corresponding to the subaccount.

If we do not receive voting instructions on time from some Owners, we will vote those shares “for” or “against” the proposal or abstain from voting on the proposal in the same percentages as the voting instructions we received on time. This means that a small vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

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Net Investment Return of the Separate Account. The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the subaccounts of the Separate Account for each of the last ten years, or since the inception of the subaccount if less than ten years, through December 31, 2017.

VariTrak Statement of Net Investment Returns

	Subaccount Effective Date	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008

Touchstone TVST
Balanced	10/27/17	2.37%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Bond	10/27/17	0.49%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Common Stock	10/27/17	2.81%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Small Company	10/27/17	5.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Alger American
Capital Appreciation Portfolio - Class O Shares	12/01/00	29.92%	-0.39%	5.24%	12.74%	33.98%	17.24%	-1.19%	13.01%	49.76%	-45.63%
Large Cap Growth Portfolio - Class O Shares	03/13/96	27.32%	-1.71%	0.81%	10.00%	33.88%	8.88%	-1.23%	12.38%	46.26%	-46.64%
Small Cap Growth Portfolio - Class O Shares	03/13/96	27.59%	5.29%	-4.18%	-0.46%	33.06%	11.49%	-4.04%	24.18%	44.21%	-47.08%

AB VPS
International Growth Fund - Class A shares	12/01/08	33.82%	-7.71%	-2.74%	-2.08%	12.59%	14.50%	-16.60%	11.89%	38.34%	16.27%
International Value Fund - Class A shares	12/01/08	24.31%	-1.39%	1.67%	-7.05%	21.91%	13.51%	-19.97%	3.66%	33.48%	15.02%
Small/Mid Cap Value Fund - Class A shares	12/01/08	12.14%	23.97%	-6.33%	8.22%	36.83%	17.68%	-9.21%	25.78%	41.58%	21.33%
Value Fund - Class A shares	12/01/08	12.56%	10.55%	-7.78%	10.11%	35.63%	14.69%	-4.36%	10.82%	20.04%	13.55%

American Century VP
Income & Growth Fund	08/03/98	19.41%	12.47%	-6.46%	11.50%	34.61%	13.72%	2.19%	13.13%	17.04%	-35.17%
Inflation Protection Fund	05/01/04	3.00%	3.77%	-3.15%	2.65%	-9.03%	6.58%	11.10%	4.46%	9.48%	-2.16%
International Fund	05/01/04	30.04%	-6.34%	-0.14%	-6.35%	21.32%	20.08%	-12.83%	12.28%	32.57%	-45.32%
Ultra® Fund	05/01/04	31.05%	3.51%	5.32%	9.01%	35.85%	12.90%	0.17%	15.05%	33.28%	-42.01%
Value Fund	08/03/98	7.78%	19.41%	-4.74%	12.07%	30.55%	13.55%	0.12%	12.41%	18.79%	-27.43%

Dreyfus
VIF Appreciation Portfolio - Initial Shares	05/01/04	26.20%	6.94%	-3.34%	7.13%	20.02%	9.44%	8.04%	14.29%	21.47%	-30.18%
VIF Opportunistic Small Cap Portfolio - Initial Shares	05/01/04	23.57%	16.03%	-3.15%	0.69%	47.22%	19.48%	-14.61%	29.98%	24.91%	-38.15%
VIF Quality Bond Portfolio - Initial Shares	05/01/04	3.57%	0.61%	-2.53%	3.86%	-2.42%	6.04%	6.08%	7.41%	13.93%	-5.04%
Sustainable U.S. Equity Fund	12/01/00	14.31%	9.39%	-4.06%	12.44%	33.15%	10.97%	0.00%	13.79%	32.56%	-35.01%

Deutsche Variable Series II
CROCI U.S. VIP - Class B shares	05/01/04	21.36%	-5.47%	-7.99%	9.37%	29.38%	8.46%	-0.79%	11.13%	23.82%	-46.64%
Small Mid Cap Value VIP - Class B shares	05/01/04	9.15%	15.43%	-3.08%	4.16%	33.50%	12.37%	-7.17%	21.57%	28.13%	-34.27%
Small Cap Index VIP - Class A shares	12/01/08	13.31%	19.95%	-5.45%	3.81%	37.40%	15.21%	-5.27%	25.27%	25.44%	19.94%

Fidelity® VIP
Contrafund® Portfolio - Initial Class	05/01/97	20.79%	7.04%	-0.23%	10.95%	30.12%	15.37%	-3.39%	16.17%	34.50%	-43.03%
Equity-Income Portfolio - Initial Class	03/13/96	11.89%	16.97%	-4.82%	7.75%	27.01%	16.26%	0.07%	14.12%	29.05%	-43.17%
Growth Portfolio - Initial Class	03/13/96	33.93%	-0.10%	6.22%	10.31%	35.12%	13.66%	-0.69%	23.07%	27.14%	-47.64%
High Income Portfolio - Initial Class	03/13/96	5.98%	13.59%	-4.49%	0.25%	5.00%	13.20%	3.11%	12.81%	42.67%	-25.66%
Index 500 Portfolio - Initial Class	05/01/97	20.63%	10.86%	0.43%	12.56%	31.06%	14.88%	1.13%	14.00%	25.48%	-37.56%
Investment Grade Bond Portfolio - Initial Class	12/01/00	3.29%	3.81%	-1.48%	4.88%	-2.65%	4.95%	6.38%	6.84%	14.69%	-4.11%
Mid Cap Portfolio - Initial Class	05/01/04	19.74%	11.23%	-2.27%	5.34%	35.02%	13.80%	-11.41%	27.69%	38.84%	-39.99%
Government Money Market	05/01/11	-0.32%	-0.79%	-0.88%	-0.88%	-0.88%	-0.86%	-0.59%	N/A	N/A	N/A
Overseas Portfolio - Initial Class	03/13/96	29.13%	-5.91%	2.70%	-8.90%	29.27%	19.66%	-17.90%	12.11%	25.40%	-44.31%
Value Strategies Portfolio - Initial Class	12/01/08	18.30%	8.65%	-3.85%	5.84%	29.33%	26.14%	-9.62%	25.51%	56.18%	20.96%

Franklin Templeton
Foreign Securities Fund - Class 2 shares	05/01/04	15.66%	6.22%	-7.33%	-11.92%	21.87%	17.17%	-11.43%	7.44%	35.82%	-40.91%
Global Real Estate Fund - Class 2 shares	05/01/04	9.49%	-0.36%	-0.32%	13.98%	1.41%	26.27%	-6.49%	19.89%	18.02%	-42.91%
Mutual Global Discovery Securities Fund - Class 1 shares	12/01/08	7.91%	11.43%	-4.25%	5.03%	26.81%	12.62%	-3.60%	11.24%	22.53%	3.92%
Mutual Shares Securities Fund - Class 2 shares	05/01/04	7.38%	15.02%	-5.78%	6.17%	27.12%	13.22%	-1.92%	10.20%	24.92%	-37.67%
Small Cap Value Securities Fund - Class 2 shares	05/01/04	9.67%	29.03%	-8.21%	-0.33%	35.02%	17.33%	-4.62%	27.08%	28.00%	-33.62%
Small-Mid Cap Growth Securities Fund - Class 2 shares	05/01/04	20.32%	3.24%	-3.53%	6.51%	36.92%	9.86%	-5.68%	26.49%	42.29%	-43.01%
US Government Fund - Class 1 shares	12/01/08	0.75%	0.00%	-0.19%	2.71%	-2.87%	1.20%	5.01%	4.61%	2.42%	1.62%

Invesco V.I.
Mid Cap Growth Fund - Series I Shares	12/01/00	21.40%	-0.14%	0.30%	7.07%	35.79%	13.67%	-8.73%	22.72%	41.17%	-48.54%
Global Health Care Fund - Series I Shares	12/01/00	14.80%	-12.25%	2.24%	18.60%	39.29%	19.81%	3.02%	4.35%	26.54%	-29.26%
Technology Fund - Series I Shares	12/01/00	33.93%	-1.64%	5.86%	10.06%	24.03%	10.28%	-5.90%	20.22%	55.99%	-45.00%

JP Morgan Insurance Trust
Small Cap Core Portfolio - Class 1 Shares	08/03/98	14.20%	19.14%	-6.13%	8.62%	41.03%	18.65%	-5.62%	25.99%	21.48%	-32.59%

Neuberger Berman AMT
Mid-Cap Growth Portfolio - I Class	05/01/04	24.17%	3.46%	0.37%	6.62%	31.43%	11.41%	-0.42%	27.95%	30.42%	-43.88%
Large Cap Value Portfolio - I Class	08/03/98	12.35%	26.23%	-12.59%	8.87%	29.97%	15.55%	-12.15%	14.63%	54.68%	-52.82%
Short Duration Bond Portfolio - I Class	05/01/04	-0.01%	0.32%	-0.71%	-0.29%	-0.28%	3.67%	-0.60%	4.35%	12.32%	-14.20%
Mid-Cap Growth Portfolio - S Class	11/04/15	23.45%	3.23%	-4.14%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Socially Responsive Portfolio - I Class	12/01/08	17.38%	8.88%	-1.35%	9.40%	36.38%	9.98%	-3.94%	21.76%	30.25%	10.91%

Oppenheimer
Conservative Balanced/VA - Service shares	12/01/08	7.98%	4.03%	-0.33%	7.05%	11.83%	11.10%	-0.51%	11.67%	20.51%	9.03%
Main Street Small Cap/VA - Service shares	12/01/08	12.90%	16.62%	-6.93%	10.66%	39.37%	16.62%	-3.25%	21.96%	35.66%	21.20%
Global Strategic Income/VA - Service shares	12/01/08	5.09%	5.32%	-3.36%	1.58%	-1.26%	12.14%	-0.25%	13.75%	17.35%	5.48%

T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	05/01/04	34.62%	-0.36%	9.81%	7.87%	39.60%	16.85%	0.46%	14.97%	40.53%	-43.16%
Equity Income Portfolio - Class II shares	05/01/04	14.70%	17.79%	-7.93%	6.15%	28.25%	15.87%	-1.90%	13.72%	24.13%	-36.84%
Health Sciences Portfolio - Class II shares	05/01/04	26.17%	-11.51%	11.47%	30.05%	49.17%	29.83%	9.40%	14.28%	30.18%	-29.81%
Personal Strategy Balanced Portfolio - Class I shares	12/01/08	16.37%	5.50%	-0.94%	4.26%	16.88%	14.11%	-1.21%	12.70%	30.94%	9.23%

VanEck VIP Trust
Emerging Markets - Initial Class	12/01/08	49.69%	-0.79%	-14.76%	-1.30%	11.02%	28.64%	-26.40%	25.71%	111.28%	12.35%
Unconstrained Emerging Markets Bond - Initial Class	12/01/08	11.25%	5.47%	-13.86%	1.27%	-9.98%	4.60%	7.18%	5.25%	5.04%	6.59%
Global Hard Assets - Initial Class	12/01/08	-2.57%	42.43%	-34.04%	-19.83%	9.55%	2.46%	-17.19%	28.08%	56.13%	12.13%

Wells Fargo VT
Discovery Fund	08/03/98	27.98%	6.69%	-2.34%	-0.54%	42.52%	16.68%	-0.47%	34.33%	39.05%	-44.86%
Opportunity Fund	08/03/98	19.37%	11.23%	-3.95%	9.44%	29.51%	14.49%	-6.36%	22.65%	46.42%	-40.63%

The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the portfolios and the Mortality and Expense Risk Charge. The returns do not reflect the cost of insurance charge, the Premium Tax Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

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THE POLICY

We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms. We no longer sell the Policy.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a Death Benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. See “Summary of the Principal Risks of Purchasing a Policy.” The Policy is designed to provide benefits on a long-term basis. Using a Policy for a specialized purpose may have tax consequences. See “Federal Income Tax Considerations.”

For Policies that are intended to be used in multiple employer welfare benefit plans established under § 419A(f)(6) of the Internal Revenue Code, you should be aware that there is a risk that the intended tax consequences of such a plan may not be realized. The courts and the Internal Revenue Service (“IRS”) have raised questions about certain of these arrangements under existing law, and the IRS has issued regulations under section 419A(f)(6). In addition, the IRS requires that plans substantially similar to those plans listed as abusive tax shelters pursuant to section 6011 must be disclosed to the IRS. We do not guarantee any particular tax consequences of any use of the Policies, including but not limited to use in these so-called “section 419 plans.” We recommend that you seek independent advice on tax consequences. In the case of Policies owned by these section 419 plans, if the Owner surrenders the Policy, National Life will permit the Insured to reinstate the Policy, with the Insured as Owner, subject to its normal reinstatement rules, within six months of the surrender.

Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefits; the purchase of the Policy does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its Death Benefit and other non-tax related benefits. In addition, life insurance in retirement plans may be subject to various requirements that are beyond the scope of this prospectus. Please consult a tax advisor for information specific to your circumstances to determine whether the Policy is an appropriate investment for you.

Premiums

Minimum Initial Premium. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the application must not have changed.

Amount and Timing of Premiums. Each premium payment must be at least $50. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You will at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being “billed.” We may allow, in certain situations, Automatic Payment Plan payments of less than $50. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $50 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Duration of the Policy depends upon the Policy’s Cash Surrender Value. Thus, even if you pay the Planned Periodic Premiums, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the guaranteed death benefit rider, in either case as long as you have paid the Minimum Guarantee Premium, or you have purchased the No Lapse Guaranty Rider, as long as you have paid the cumulative monthly guarantee premium into the General Account, or you have elected, have met the exercise conditions and have exercised the overloan protection rider).

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Any payments you make while there is an outstanding Policy loan will be applied as premium payments rather than loan repayments, unless you notify us in writing that the amount is to be applied as a loan repayment. You may not make premium payments after the Insured reaches Attained Age 99. However, we permit loan repayments after Attained Age 99.

Under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, higher premium payments will generally result in a lower Net Amount at Risk. This will produce lower cost of insurance charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher cost of insurance charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher and lower if premium payments are lower.

Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher cost of insurance charges. Lower premium payments will result in a lower Net Amount at Risk, and lower cost of insurance charges.

Premium Limitations. The Internal Revenue Code of 1986 (the “Code”) provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding the limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy’s Unadjusted Death Benefit over (b) the Policy’s Cash Surrender Value plus outstanding Policy loans and accrued interest, would still be excludable from gross income under the Code.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See “Federal Income Tax Considerations,” below).

Unless the Insured provides satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value.

If mandated under applicable law, we may be required to reject a premium payment.

Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Tax Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the subaccounts of the Separate Account and/or the General Account. You may change these allocations at any time by giving us written notice at our Home Office, or if you have elected the telephone transaction privilege, by telephone instructions (see “Telephone Transaction Privilege,” below); all such allocations must be in good order. If you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue. You must make allocations in whole number percentages of at least 1%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect. Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent’s selling firm.

The values of the subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yield on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

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When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange the units in the Money Market Subaccount, which will be completed at the next appropriate net asset value. All transactions will be subject to any applicable fees or charges.

Transfers

You may transfer the Accumulated Value between and among the subaccounts of the Separate Account and the General Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See “Telephone Transaction Privilege,” below). Transfers between and among the subaccounts of the Separate Account and the General Account are made as of the Valuation Day that the request for transfer is received, in good order, at the Home Office. Please remember that a Valuation Day ends at the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time. We must receive your transfer request before the closing time for a transfer to be made on that Valuation Day. In general, you may, transfer all or part of the amount in one of the subaccounts of the Separate Account to another subaccount and/or to the General Account. For transfers from the General Account to the Separate Account, see “The General Account,” above.

Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the fifth transfer (twelfth transfer for Policies issued in New York) during any one Policy Year. We may do this if the expense of administering transfers becomes burdensome. All transfers requested during one Valuation Period are treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the five (or, for Policies issued in New York, 12) free transfers in any Policy Year:

•	transfers resulting from Policy loans,
•	transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features, and
•	transfers resulting from the exercise of the transfer rights described under “Other Transfer Rights”, below.

Under present law, transfers are not taxable transactions.

Transactions will not be processed on days that the New York Stock Exchange is customarily closed for trading. In 2018 and 2019, these days are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. In addition, transactions will not be processed on the day after Thanksgiving Day. Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, or if your Policy is participating, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow these reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

•	requiring some form of personal identification prior to acting on instructions received by telephone,
•	providing written confirmation of the transaction, and
•	making a tape recording of the instructions given by telephone.

You should protect any form of personal identification used to access your account, as we may not be ale to verify that the person providing instructions using such personal information is you or someone authorized by you.

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Telephone transactions may not always be available. Telephone systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a death claim, by providing instructions to us to our Home Office, at a designated fax number. Contact your agent for more information.  We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available. Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request by mail.

Electronic Mail Transaction Privilege

You may provide transfer instructions by e-mail to our Home Office. Additionally, a National Life agent may provide transfer instructions by e-mail to our Home Office, on your behalf, if you have provided the agent the appropriate authority. Contact your agent for more information.  We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available. Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of the request. If your agent experiences problems, you should make your request by mail.

Cyber Security Risk

Our variable insurance product business relies heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

Disruptive Trading

Policy. The Policies are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the General Account can cause risks with adverse effects for other Owners (and beneficiaries and portfolios). These risks include:

•	the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments;
•	an adverse effect on portfolio management, such as impeding a portfolio manager’s ability to sustain an investment objective, causing a portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the portfolio; and
•	increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

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We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Policy if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the portfolios, we cannot guarantee that all harmful trading will be detected or that a portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

Deterrence. Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future. We also will mark the Policy on our administrative system so that the system will have to be overridden by the staff to process any transfers. We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or portfolio shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more portfolios in the future, (2) deduct redemption fees imposed by the portfolios, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the portfolios. We may be required to share personal information about you with the portfolios.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

Portfolio Frequent Trading Policies. The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

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Omnibus Orders. Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance policies. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and individual retirement plan participants. The omnibus nature of these orders may limit each portfolio’s ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the portfolio will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of portfolio shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short- term transfers, the portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity. To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the subaccount and the portfolio could be adversely affected, including by (1) requiring the portfolio to maintain larger amounts of cash or cash-type securities than the portfolio’s manager might otherwise choose to maintain or to liquidate portfolio holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Other Transfer Rights

Transfer Right for Change in Investment Policy. If the investment policy of a subaccount of the Separate Account is materially changed, you may transfer the portion of the Accumulated Value in that subaccount to another subaccount or to the General Account, without regard to any limits on transfers or free transfers, or related transfer charges, if any.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address. National Life may also call you to verify the change of address.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, then the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 1-800-732-8939 to make such changes.

AVAILABLE AUTOMATED PORTFOLIO MANAGEMENT FEATURES

We currently offer, at no charge to you, two automated fund management features. Only one of these features may be active for any single Policy at any time. We are not legally obligated to continue to offer these features. Although we have no current intention to do so, we may cease offering one or both these features at any time, after providing 60 days prior written notice to all Owners who are then utilizing the features being discontinued.

Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market subaccount to any other subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us (in good order) at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form (in good order) to our Home Office.

Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the application, or, after issue, by completing a change request form and sending it (in good order) to our Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us (in good order) at our Home Office. In addition, if you submit a premium allocation change, Portfolio Rebalancing will terminate unless you request it to continue.

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Accumulated Value

The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy’s values in the Separate Account and the General Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the subaccounts of the Separate Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:

•	the Net Premiums paid,
•	the investment performance of the portfolios you have chosen,
•	the crediting of interest on non-loaned Accumulated Value in the General Account and amounts held as Collateral in the General Account,
•	any transfers,
•	any Withdrawals,
•	any loans,
•	any loan repayments,
•	any loan interest charged, and
•	charges assessed on the Policy.

Determination of Number of Units for the Separate Account. Amounts allocated, transferred or added to a subaccount of the Separate Account under a Policy are used to purchase units of that subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

Determination of Unit Value. The unit value of a subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that subaccount on that Valuation Day.

Net Investment Factor. Each subaccount of the Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of the subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying portfolio.

The asset charge for mortality and expense risks will be deducted in determining the applicable Net Investment Factor. (See “Charges and Deductions - Mortality and Expense Risk Charge,” below.)

Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

1)	The aggregate of the values attributable to the Policy in the Separate Account, determined by multiplying the number of units the Policy has in each subaccount of the Separate Account by such subaccount’s unit value on that date; plus

2)	The value attributable to the Policy in the General Account (See “The General Account,” above).

DEATH BENEFIT

General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy to the named Beneficiary—after receipt in good order at our Home Office of due proof of the Insured’s death (and fulfillment of certain other requirements)— unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available settlement options. (See “Payment of Policy Benefits,” below.) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. Please note that payment of any amount in excess of Accumulated Value is subject to the financial strength and claims-paying ability of National Life.

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If you or your Beneficiary does not select a settlement option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide your Beneficiary with a "draftbook" within seven days to access those funds (by writing a "draft" for all or a portion of the Death Benefit proceeds). Your Beneficiary will receive interest on the proceeds deposited in that account. See "Payment of Policy Benefits," below.

Death Benefit Options. The Policy provides two Death Benefit options: Option A and Option B. You select the Death Benefit option in the application and may change it as described in “Change in Death Benefit Option,” below.

Option A. The Unadjusted Death Benefit is equal to the greater of:

(a)	the Face Amount of the Policy, and

(b)	the Accumulated Value multiplied by the specified percentage shown in the table below:

Attained Age	Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75 and over	105%

For Attained Ages not shown, the percentages will decrease by a ratable portion of each full year.

Illustration of Option A — For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 ($200,000 ÷2.50) the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, a 35 year old Insured with an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

Option B. The Unadjusted Death Benefit is equal to the greater of:

(a)	the Face Amount of the Policy plus the Accumulated Value, and

(b)	the Accumulated Value multiplied by the specified percentage shown in the table above.

Illustration of Option B — For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

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Under Option B, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Because the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. ($133,333 is calculated by solving for the Accumulated Value ("X") in the equation $200,000 plus X = 2.50 multiplied by X.) As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Insured with an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

At Attained Age 99, Option B automatically becomes Option A, unless the Policy matures at that time.

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit option in effect by sending us a written request. There is no charge to change the Death Benefit option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request in good order at our Home Office. Only one change in Death Benefit option is permitted in any one Policy Year.

On the effective date of a change in Death Benefit option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the cost of insurance charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and cost of insurance charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in “Which Death Benefit Option to Choose” above will apply.

If a change in the Death Benefit option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, we will not effect the change.

A change in the Death Benefit option may have Federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below)

How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

Optional Additional Protection Benefit Rider. As discussed in more detail under “Optional Benefits,” below, we offer an additional protection benefit rider. This rider provides a Death Benefit upon the death of the Insured that supplements the Death Benefit under the base Policy. Under this rider, the definition of the Unadjusted Death Benefit described above will be modified.

Under Option A the Unadjusted Death Benefit will equal the greater of:

(a)	Face Amount of the base Policy plus the additional protection benefit amount; and
(b)	The Accumulated Value multiplied by the specified percentages.

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The Unadjusted Death Benefit under Option B will equal the greater of:

(a)	Face Amount of the base Policy plus the additional protection benefit amount described in the rider plus the Accumulated Value; and
(b)	The Accumulated Value multiplied by the specified percentages.

The Death Benefit under the additional protection benefit rider may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Death Benefit under the Additional Protection Death Benefit Rider may be zero if your base Policy Death Benefit increases enough.

Ability to Adjust Face Amount

You may, at any time after the first Policy Year, increase or decrease the Policy’s Face Amount by submitting a written application to us in good order at our Home Office. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive your written request in good form. Employee benefit plan Policies may adjust the Face Amount even in Policy Year 1. An increase or decrease in Face Amount may have federal tax consequences. Consult a tax advisor before increasing or decreasing the Face Amount. The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

Increase. A request for an increase in Face Amount may not be for less than $25,000, or such lesser amount required in a particular state (except that the minimum for employee benefit plans is $2,000). You may not increase the Face Amount after the Insured’s Attained Age 85. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of the Insured’s insurability.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium payment to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly cost of insurance charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See “Cost of Insurance Charge,” below).

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the “Surrender Charge” section, below.

Decrease. The amount of the Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the 12 months immediately preceding our receipt of your request for the decrease. The Face Amount after any decrease may not be less than the Minimum Face Amount, which is currently $50,000. If a decrease in the Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, we will not allow the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly cost of insurance charges.

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)	first, the increase in Face Amount provided by the most recent increase;
(b)	then, the next most recent increases, in inverse chronological order; and
(c)	finally, the Initial Face Amount.

Payment of Policy Benefits

You may decide the form in which we pay Death Benefit proceeds. During the Insured’s lifetime, you may arrange for the Death Benefit to be paid in a lump sum or under a settlement option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If you do not make an election, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a settlement option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the draftbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied. If paid under a settlement option, we will apply the Death Benefit to the settlement option within seven days after we receive proof of the Insured’s death at our Home Office, and all other requirements are satisfied.

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We will pay interest on the Death Benefit (that interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law) from the date of death until interest begins to accrue on the account accessed by the draftbook referred to below.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account. In that case, we will provide you or your Beneficiary with a "draftbook" to access those funds from the special account (by writing a "draft" for all or a portion of the Death Benefit proceeds). We fund the "draft" writing privileges. The interest bearing special account is not a bank account and is subject to the claims of our creditors. We may profit from amounts left in the interest bearing special account. Further, the interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency. We will send the payee the "draftbook" within seven days of when we placed the proceeds into the special account, and the payee will receive any interest on the proceeds placed in that account. There is no guaranteed interest rate credited to the proceeds placed into the special account. However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited.

Settlement Options

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, and by referring to the SAI. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

PAYMENT OF PROCEEDS

We will normally pay proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive your written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., automatic scheduled withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We will generally determine the amount of a payment on the Valuation Day we receive at our Home Office all required documents in good order. Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction. To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

(1)	the disposal or valuation of a subaccount’s assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC’s rules and regulations, trading is restricted or an emergency is deemed to exist; or

(2)	except for Policies issued in New York, the SEC by order permits postponement of such actions for the protection of our policyholders.

In addition, if, pursuant to SEC rules, the Fidelity Variable Insurance Fund V Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Money Market Subaccount until the Fund is liquidated.

We also may defer the determination or payment of amounts from the General Account for up to six months. For Policies issued in New York, if we do not mail or deliver the amounts owed to you within ten days of when we receive your request for payment, we will pay interest on the amount at the rate then in effect under Payment Option 1 — Payment of Interest Only, from the date of our receipt of your request for payment to the date we actually make the payment.

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Transactions will not be processed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving Day and Christmas Day. Please remember that we must receive a transaction request (in good order) at our Home Office before the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time, to process the transaction on that Valuation Day. If we receive a transaction request after 4:00 p.m. Eastern Time, we will process the transaction request on the next Valuation Day.

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide additional information about you or your account to government regulators. We may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

POLICY LOANS

General. You may at any time borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy’s Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. You may repay all or a portion of a loan and accrued interest at any time, while the Insured is alive. To take a loan, you should send a written request (in good order) to our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan you can take by telephone to $25,000. We will normally pay loan proceeds within seven days of a valid loan request.

Interest Rate Charged. We charge interest on Policy loans at the fixed rate of 6% per year. We charge interest from the date of the loan and add it to the loan balance at the end of the Policy Year. When this interest is added to the loan balance, it bears interest at the same rate.

Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the General Account as Collateral for the Policy loan. You may specify how you would like the Accumulated Value to be taken from the subaccounts of the Separate Account to serve as Collateral. If you do not so specify, we will allocate the Policy loan to the subaccounts in proportion to the Accumulated Value in the subaccounts. If the Accumulated Value in one or more of the subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the General Account will become Collateral for a loan only to the extent that the Accumulated Value in the Separate Account is insufficient.

The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for the loan interest pro rata from the subaccounts of the Separate Account, and then, if the amounts in the Separate Account are insufficient, from the non-loaned portion of the General Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the General Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination.

Preferred Policy Loans. We make preferred Policy loans available at the beginning of the eleventh Policy Year. The maximum amount of the preferred loans will be 50% of the Accumulated Value. For these preferred Policy loans, the amounts held as Collateral in the General Account will be credited with interest at an annual rate of 6%. All outstanding loan amounts up to 50% of the Accumulated Value will be treated as preferred loans. Any outstanding loan amounts in excess of 50% of the Accumulated Value will be treated as non-preferred loans. If both preferred and non-preferred loans exist at the same time, we will first apply any loan repayment to the non-preferred loan. We are not obligated to make preferred loans available, and will make such loans available at our sole discretion. Except for Policies issued in New York, we may also at our discretion, upon prior notice to Owners, adjust the credited rate on amounts held as Collateral in the General Account for preferred loans. Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

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Enhancement on Non-preferred Policy Loans Beginning in Policy Year 11. In Policy Year 11 and thereafter, for loans that do not qualify as preferred loans, we credit interest on amounts held in the General Account as Collateral at a rate 0.50% per annum higher than for similar amounts for Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except for Policies issued in New York. This enhancement will only be credited to Collateral for non-preferred Policy loans. Upon prior notice to Owners, we may, in our sole discretion, decide not to credit the enhancement.

Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit of your Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the subaccounts, and the interest credited to the non-loaned Accumulated Value in the General Account, is less than or greater than the interest being credited on the amounts held as Collateral in the General Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Separate Account and interest credited to the non-loaned Accumulated Value in the General Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

Loan Repayments. We will assume that any payments you make while there is an outstanding Policy loan are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the General Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the subaccounts of the Separate Account and to the non-loaned portion of the General Account based on the Net Premium allocations in effect at the time of the repayment.

Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See “Risk of Lapse,” above and “ Lapse and Reinstatement,” below.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

IRC § 1035 Exchanges of Policies with Existing Policy Loans. We will accept transfers of existing policy loans on Policies that qualify as § 1035 exchanges. The loan will be limited to 50% of the Accumulated Value of the transfer. The Accumulated Value held as Collateral for the loan will be placed in the General Account.

Tax Considerations. Any loans taken from a “Modified Endowment Contract” will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See “Federal Tax Considerations — Tax Treatment of Policy Benefits - Distributions Other Than Death Benefits from Modified Endowment Contracts,” below.) The tax consequences of a Preferred Loan from a Policy that is not a Modified Endowment Contract are uncertain. You should consult a tax adviser before taking out a Policy loan.

SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the Insured. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone. If you request a surrender by facsimile, you need to include with your request a copy of your Policy. Coverage under the Policy will end on the day you mail or otherwise send your written surrender request and the Policy to us. We will ordinarily mail surrender proceeds to you within seven days of when we receive your request in good order. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option (i.e., automatic scheduled withdrawals from a bank account), and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

A surrender may have Federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below).

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You may also withdraw a portion of your Policy’s Cash Surrender Value at any time before the death of the Insured after the first Policy Anniversary, by writing us at our Home Office. If permitted under your employee benefit plans, you may make a withdrawal at any time after the first Policy Anniversary. The minimum amount which you may withdraw is $500, except for employee benefit plans, where the minimum is $100. The maximum Withdrawal is the Cash Surrender Value on the date of receipt of the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. A Withdrawal charge may be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal charge, see “Charges and Deductions - Withdrawal Charge”, below.

You may specify how you would like us to take a Withdrawal from the subaccounts of the Separate Account. If you do not so specify, we will take the Withdrawal from the subaccounts in proportion to the Accumulated Value in each subaccount. If the Accumulated Value in one or more subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we receive further instructions from you. You may take Withdrawals from the General Account only after the Accumulated Value in the Separate Account has been exhausted.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See “Death Benefit Options,” above.)

Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The amount we pay you will be $10,000. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 ÷ 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000 ($300,000 - $10,000).

If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The amount we pay to you will be $10,000. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the Withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal and thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of $20,000. The amount we pay to you will be $20,000. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000 + $70,000). The Face Amount is unchanged.

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If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The amount we pay to you will be $60,000. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

Any decrease in Face Amount due to a Withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See “Cost of Insurance Charge,” above.) Because a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See “Lapse and Reinstatement,” below.) A request for Withdrawal may not be allowed if such Withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow the Withdrawal.

You may request a Withdrawal only by sending a signed written request (in good order) to our Home Office; requests for partial Withdrawals, however, may also be made to our Home Office by facsimile. You may not request a Withdrawal over the telephone. We will ordinarily pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See “Federal Tax Considerations - Tax Treatment of Policy Benefits,” below.)

Owners of Policies being used in qualified retirement plans should be aware that the Policy does not contain any provision for a refund of premium in the event that premiums in excess of those permitted by the “incidental insurance” rules are paid. In the event that a Withdrawal is necessary to bring a Policy into compliance with the “incidental insurance” rules, we will waive the Withdrawal Charge in connection with such Withdrawal. However, such Owners should be aware that it is possible that the Cash Surrender Value of the Policy will not be sufficient to permit a Withdrawal in the amount necessary to bring the Policy into compliance.

LAPSE AND REINSTATEMENT

Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. The failure to make a premium payment will not itself cause a Policy to lapse. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse if you have paid the Minimum Guarantee Premium.

In addition, an optional guaranteed death benefit rider is available which will guarantee that the Policy will not lapse prior to age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of investment performance, if you have paid the Minimum Guarantee Premium as of each Monthly Policy Date. If you purchase the guaranteed death benefit rider, your Minimum Guarantee Premium will be higher than if you do not purchase the guaranteed death benefit rider. (See “Optional Benefits,” below).

Another way of protecting the Policy against the possibility of lapse is to purchase the no-lapse guarantee rider, which will guarantee that the Policy will not lapse if you have paid the cumulative monthly guarantee premium into the General Account. The Monthly Guarantee Premium under the no-lapse guarantee rider will be higher than the Minimum Guarantee Premium that would apply to the first five years of a Policy that does not include this rider. You could also elect the overloan protection rider, which will, subject to certain conditions, prevent the lapse of the Policy if properly exercised. (See “Optional Benefits” below).

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The Policy provides for a 61-day Grace Period that is measured from the date we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of the Insured’s insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. None of the five year no lapse guarantee, the guaranteed death benefit rider or the no-lapse guarantee rider may be reinstated.

CHARGES AND DEDUCTIONS

We deduct the charges described below from your premium payments or your Policy Value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under the Policy. We intend to profit from these charges.

Services and benefits we provide include:

•	the death benefits, cash and loan benefits provided by the Policy;
•	the funding choices, including net premium allocations, dollar-cost averaging programs and automatic asset rebalancing programs;
•	the administration of various elective options under the Policy (including any riders); and
•	the distribution of various reports to Owners.

Costs and Expenses we incur include:

•	those associated with underwriting applications and changes in Face Amount and any riders;
•	various overhead and other expenses associated with providing the services and benefits provided by the Policy (and any riders);
•	sales and marketing expenses;
•	other costs of doing business, such as complying with federal and state regulatory requirements.

Risks we assume include the risks that:

•	insureds may die sooner than estimated, resulting in the payment of greater death benefits than expected; and
•	the costs of providing the services and benefits under the Policy (and any riders) will exceed the charges deducted.

Premium Tax Charge

We will deduct 3.25% from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. This amount may be greater than the premium tax assessed in your state. State premium taxes currently range from 0 to 3.5%. For qualified employee benefit plans, we will deduct 2.0% of each premium rather than 3.25%. For policies issued in North Carolina, the state premium tax is 1.90%; we nonetheless charge 2.0% to cover state premium taxes.

The federal DAC Tax is a tax attributable to certain “policy acquisition expenses” under Internal Revenue Code Section 848. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

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Surrender Charge

We impose a Surrender Charge, which consists of a deferred administrative charge and a deferred sales charge, if the Policy is surrendered or lapses at any time before the end of the fifteenth Policy Year following issue or a Face Amount increase.

Deferred Administrative Charge. The deferred administrative charge varies by Issue Age, and is based on the Initial Face Amount and the Face Amount of any increase. After the first five Policy Years since issue or increase, it declines linearly by policy month through the end of Policy Year 15 following issue or increase, after which it is zero. Charges per $1,000 of Face Amount for sample Issue Ages are shown below:

Sample	Charge per $1,000
Issue Age	of Face Amount
0 – 5	None
10	$0.50
15	$1.00
20	$1.50
25 – 85	$2.00

For Issue Ages not shown, the charge will increase by a ratable portion for each full year.

Deferred Sales Charge. The deferred sales charges are presented in Appendix B to this prospectus. Appendix B expresses the deferred sales charge as a dollar amount per $1,000 of Initial Face Amount. There will be a deferred sales charge associated with the Initial Face Amount as well as with each subsequent Face Amount increase. Each such portion of the deferred sales charge will have a duration of fifteen Policy Years as measured from the issue date of the corresponding Face Amount. Each portion of the deferred sales charge will be level for the first five Policy Years then decrease linearly by policy month until the end of the fifteenth Policy Year.

To illustrate the calculation of a Policy’s Surrender Charge, assume that the Policy is issued to a male nonsmoker, Issue Age 45, with a Face Amount of $100,000. This example will illustrate surrenders in the first five Policy Years and in the first month of the eighth Policy Year.

Deferred Administrative Charge. The deferred administrative charge for the first five Policy Years is $200. This is calculated by applying the charge of $2.00 per $1,000 of Face Amount for Issue Age 45 from the schedule above to the Face Amount of $100,000 ($2.00 x (100,000/1,000)). The deferred administrative charge reduces linearly by policy month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the deferred administrative charge in the first month of the eighth Policy Year (the 25th month after the end of the 5th Policy Year) will be $158.68 ($200 - ($200 x (25/121)). After completion of the 15th Policy Year, the deferred administrative charge is zero. The schedule of deferred administrative charges in effect for the first fifteen Policy Years is shown in the Policy.

Deferred Sales Charge. The deferred sales charge in effect for the first five Policy Years is $826. This is calculated by applying the charge of $8.26 per $1,000 of Face Amount for Issue Age 45 found in Appendix B to the Face Amount of $100,000 ($8.26 × (100,000 ÷ 1,000)). The deferred sales charge reduces linearly by month in Policy Years 6 through 15. Linear reduction is equivalent to a reduction each month of 1/121st of the initial charge. For example, the deferred sales charge in the first month of the 8th Policy Year (the 25th month after the end of the 5th Policy Year) will be $655.34 ($826 — ($826 × (25/121))). After the completion of the 15th Policy Year, the deferred sales charge is $0. The schedule of deferred sales charges in effect for the first fifteen Policy Years is shown in the Policy.

Surrender Charges for Policies Issued Prior to December 1, 2000. For policies issued before December 1, 2000 (or later date if not approved in your state by December 1, 2000), your Surrender Charge will differ from the Surrender Charges described above in two respects.

1)	Your deferred sales charge will be the lesser of the deferred sales charge described above and an amount equal to the sum of the following:

(i)	30% of the premiums actually received up to one Surrender Charge target premium, plus
(ii)	10% of all the premiums paid in excess of this amount but not greater than twice this amount, plus
(iii)	9% of all the premiums paid in excess of twice this amount.

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Appendix B to this prospectus contains the Surrender Charge target premiums per $1,000 of Initial Face Amount.

2)	There will be no deferred administrative charge or deferred sales charge with respect to increases in Face Amount.

Monthly Deductions

We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of three components:

(a)	the cost of insurance charge;
(b)	the Monthly Administrative Charge; and
(c)	the cost of any additional benefits provided by rider. The monthly charges will be specified in the applicable rider.

Because portions of the Monthly Deduction (such as the cost of insurance charge) vary from policy month to policy month, the Monthly Deduction will also vary. We will take the Monthly Deduction on a pro rata basis from the subaccounts of the Separate Account and the General Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deductions from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the subaccounts of the Separate Account and the General Account.

Cost of Insurance Charge. The cost of insurance charge is the primary charge for the death benefit provided by your Policy. We calculate the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each policy month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate—including, but not limited to, the age of the Insured and the Duration of the Policy—may vary, the cost of insurance charge will likely be different from month to month. We expect to profit from this charge and may use the charge for lawful purpose, including covering distribution expenses.

Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy’s value if the Insured died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate of 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on factors including, but not limited to:

•	the Insured’s Attained Age,
•	the Insured’s sex,
•	the Insured’s Rate Class, and
•	the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table.

For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used (“current rates”) will depend on factors including, but not limited to:

•	the Insured’s Issue Age,
•	the Insured’s sex,
•	the Insured’s Rate Class,
•	the Policy’s Duration,
•	the Policy’s size, and
•	the Date of Issue of the Policy.

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Generally, the current cost of insurance rate for a given Attained Age will be higher during the first 10 Policy Years than in subsequent Policy Years, other factors being equal. Cost of insurance rates in Policy Years 11 through 25, however, will generally be lower than after Policy Year 25, other factors being equal. Cost of insurance rates for recently issued Policies may be lower than for Policies issued during specified past periods. We periodically review the adequacy of our current cost of insurance rates and may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all persons of the same Issue Age, Sex, and Rate Class, and with Policies of the same Date of Issue, Duration and size.

We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured’s Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured’s Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

Death Benefit added through the use of the additional protection benefit rider can offer a cost savings over base Policy Death Benefit because the current cost of insurance rates for the rider are less than or equal to the current cost of insurance rates for the base Policy. See the description of the rider under “Optional Benefits,” below.

We may have issued Policies on a guaranteed issue basis, where no medical underwriting was required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

Rate Class. The Rate Class of the Insured will affect both the guaranteed and current cost of insurance rates. We currently place Insureds into the following Rate Classes:

•	elite preferred nonsmoker,
•	preferred nonsmoker,
•	standard nonsmoker,
•	preferred smoker,
•	standard smoker,
•	juvenile, and
•	substandard.

Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in an elite, preferred or standard class will have a lower cost of insurance rate than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

The nonsmoker designation is not available for Insureds under Attained Age 20. Shortly before an Insured attains age 20, we will notify the Insured about possible classification as a nonsmoker and direct the Insured to his or her agent to initiate a change in Rate Class. If the Insured qualifies as a nonsmoker, we will change the current cost of insurance rates to reflect the nonsmoker classification.

Current cost of insurance rates will also vary by Policy size, in the following bands:

•	those with Face Amounts less than $250,000;
•	those with Face Amounts between $250,000 and $999,999, inclusive; and
•	those with Face Amounts of $1,000,000 and over.

Cost of insurance rates will be lower as the Policy size band is larger.

Monthly Administrative Charge. We deduct a Monthly Administrative Charge of $7.50 from the Accumulated Value on the Date of Issue and each Monthly Policy Date as part of the Monthly Deduction. In Texas and New York, the Monthly Administrative Charge may be increased, but is guaranteed never to exceed $7.50 plus $0.07 per $1,000 of Face Amount.

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Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges are specified in the applicable rider and are set forth in the “Fee Table” section above. The available riders are listed under “Optional Benefits”. We discuss the charges for certain of the riders below.

•	The charge for the additional protection benefit rider equals the additional protection benefit amount added by the rider multiplied by a cost of insurance rate for the Insured.
•	The charge for the guaranteed death benefit rider equals $0.01 per thousand of Face Amount.
•	The charge for the no-lapse guarantee rider equals $0.05 per thousand of Face Amount.
•	The charge for the accelerated care rider includes an amount per $1,000 of Net Amount at Risk and an amount per dollar of Monthly Deduction.

Separate Account Enhancement. We currently intend to reduce the Monthly Deductions starting in the eleventh Policy Year by an amount equal to 0.50% per annum of the Accumulated Value in the Separate Account. This enhancement is not guaranteed (except in New York and Texas), however. It will only be continued if our mortality and expense experience with the Policies justifies it. We may notify you before the commencement of the eleventh Policy Year that we intend to discontinue the enhancement.

Mortality and Expense Risk Charge

We deduct a daily Mortality and Expense Risk Charge from the Separate Account to compensate us for the mortality and expense risks we incur under the Policy at an annual rate of 0.90% (or a daily rate of .0024548%) of the average daily net assets of each subaccount of the Separate Account.

Withdrawal Charge

Although we do not currently assess such a charge, we may assess on each Withdrawal a charge equal to the lesser of 2% of the Withdrawal amount and $25. If assessed, we will deduct this Withdrawal Charge from the Withdrawal amount. The Withdrawal charge is intended to reimburse us for administrative costs associated with processing a Withdrawal.

Transfer Charge

Currently, unlimited transfers are permitted among the subaccounts, or from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are permitted within the limits described in “The General Account”, below. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of five transfers (12 transfers for Policies issued in New York) in any Policy Year. We may do this if the expense of administering transfers becomes burdensome.

If we impose a transfer charge in the future, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Date as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

•	Policy loans,
•	the exercise of the transfer rights described under “Other Transfer Rights”, above
•	the initial reallocation of account values from the Money Market Subaccount to other subaccounts and
•	any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the five or 12 free transfers in any Policy Year.

Projection Report Charge

We may impose a charge (not to exceed $25 for Policies issued in New York) for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge. You may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the subaccounts of the Separate Account and/or the General Account in proportion to their Accumulated Values on the date of the deduction.

Other Charges

The Separate Account purchases shares of the portfolios at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the portfolios. Historical expense ratio information for the portfolios is presented in the “Fee Tables” section, above. More detailed information is contained in the portfolios’ prospectuses.

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We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.

OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional riders. Election of any of these riders involves an additional cost. The riders are subject to the restrictions and limitations set forth in the applicable Policy riders. The following riders are available under the Policy. We can add, delete or modify a rider at any time before it becomes part of your policy.

•	Additional Protection Benefit Rider
•	Guaranteed Death Benefit Rider
•	No-Lapse Guarantee Rider
•	Waiver of Monthly Deductions Rider
•	Accidental Death Benefit Rider
•	Guaranteed Insurability Option Rider
•	Rider for Disability Benefit — Payment of Mission Costs
•	Accelerated Care Rider
•	Overloan Protection Rider

In addition, for Policies issued before September 19, 2011, accelerated care and chronic care protection riders were available if they were elected before Policy issue.

Any one of these riders may not be available in your states and the terms of the rider may vary by state. We describe certain of the riders below. More information about the riders is available from your agent and in the Statement of Additional Information.

Additional Protection Benefit

If this rider has been approved in your state, the additional protection benefit rider may be used to provide a Death Benefit in addition to the Death Benefit provided on the Insured by the base Policy.

We will issue this rider for Insureds from ages 0 to 85. This rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability. The additional protection benefit amount must be at least $25,000 (at least $5,000 for employee benefit plans), and cannot exceed three times the coverage of the base Policy (one times the coverage of the base Policy where you have elected the guaranteed death benefit rider).

As discussed under the “Death Benefit,” above, the base Policy’s Death Benefit will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect at the time of death, increased by any additional benefits, and decreased by any outstanding Policy loan (including accrued interest) and any unpaid Monthly Deductions. The additional protection benefit modifies the Unadjusted Death Benefit under your base Policy so that:

Under Option A the Unadjusted Death Benefit will equal the greater of:

(a)	Face Amount of the base Policy plus the additional protection benefit amount; and
(b)	The Accumulated Value multiplied by the specified percentages.

The Unadjusted Death Benefit under Option B will equal the greater of:

(a)	Face Amount of the base Policy plus the additional protection benefit amount plus the Accumulated Value; and
(b)	The Accumulated Value multiplied by the specified percentages.

Decreases in coverage apply to coverage segments based on effective date in reverse chronological order. With respect to base coverage and additional protection benefit coverage with the same effective date, decreases will be performed against the additional protection benefit amount first.

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Adding Death Benefit coverage to the Policy through the use of the additional protection benefit rider can offer a cost savings over adding coverage to the base Policy. Specifically, there is no Surrender Charge associated with this rider and the current cost of insurance rates associated with this rider are less than or equal to the current cost of insurance rates for the base Policy. However, except where a particular state has not yet approved National Life’s most current form of the rider, the Death Benefit coverage provided by the additional protection benefit rider may lapse during the first five Policy Years if on any Monthly Policy Date the Accumulated Value under the Policy is not sufficient to pay the Monthly Deduction due on that date, even if you have paid the Minimum Guarantee Premium and even if you have elected the guaranteed death benefit rider. In contrast, the coverage provided by the base Policy is guaranteed not to lapse during the first five Policy Years as long as you pay the Minimum Guarantee Premium. Furthermore, if the coverage provided by the rider lapses, it may not be reinstated, unlike the base coverage, unless required by a particular state’s law. The guaranteed cost of insurance rates associated with this rider are equal to the guaranteed cost of insurance rates for the base Policy.

There is no cash or loan value under the additional protection benefit, and the Additional Protection Death Benefit may decrease when the base Policy Death Benefit is increased due to the operation of federal tax requirements. It is possible that the amount of the Additional Protection Death Benefit may be zero if your base Policy Death Benefit increases enough.

The rider will not terminate if the Additional Protection Death Benefit becomes zero. The rider is not available if a no-lapse guarantee rider applies to the Policy.

Guaranteed Death Benefit

If you choose this rider, we will guarantee that the Policy will not lapse prior to the Insured’s Attained Age 70, or 20 years from the Date of Issue of the Policy, if longer, regardless of the Policy’s investment performance. To keep this rider in force, you must pay cumulative premiums greater than the Minimum Guarantee Premium from the Date of Issue. The Minimum Guarantee Premium for Policies with the guaranteed death benefit rider will be higher than for those without the guaranteed death benefit rider, all other things being equal. We will test the Policy monthly for this qualification, and if not met, we will send you a notice, and you will have 61 days from the date we mailed the notice to pay a premium sufficient to keep the rider in force. The premium required will be the Minimum Guarantee Premium from the Date of Issue, plus two times the Minimum Monthly Premium, minus premiums previously paid. The rider will be cancelled if a sufficient premium is not paid during that 61-day period. If cancelled, the rider cannot be reinstated.

No-Lapse Guarantee

If you elect the no-lapse guarantee rider, we will guarantee that the Policy will not lapse as long as you meet the conditions of the rider. The no-lapse guarantee ensures that the Death Benefit will be payable as long as the rider is in force.

Availability. This rider is available only at issue, for Issue Ages 0-85. This rider is not available with the guaranteed death benefit rider, and is currently not available with the additional protection benefit rider. Once elected, the rider may be cancelled at any time by sending written instructions to cancel the rider to National Life’s Home Office.

Condition to keeping the Rider in Force. In order to have the guarantee continue to apply, you must make at least a specified level of premium payments that are allocated to the Policy’s General Account.

When you elect the no-lapse guarantee rider, we will tell you the required level of premium payments that must be allocated to the General Account. We call this amount the cumulative monthly guarantee premium. We will check your Policy for this amount on the date we issue your Policy and on each Monthly Policy Date. If there have been sufficient premium payments allocated to the General Account, you then may allocate excess premium payments to the Separate Account.

Mechanics of the Rider. As described in your rider, the cumulative monthly guarantee premium is the accumulation to and including the current Monthly Policy Date, at an annual effective rate of 6%, of the Monthly Guarantee Premium in effect on each Monthly Policy Date since the Date of Issue. We will tell you what your initial Monthly Guarantee Premium is when we issue the rider. When we check your Policy for the cumulative monthly guarantee premium, we will compare your cumulative monthly guarantee premium to your Cumulative Monthly General Account Premium. Your cumulative monthly guarantee premium is the amount you allocate to the General Account with an adjustment for taxes (we provide more information about how we calculate the cumulative monthly premium in the Statement of Additional Information). To keep your rider in force, on each Monthly Policy Date, your cumulative monthly guarantee premium must at least equal the cumulative monthly general account premium.

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Comparison to guaranteed death benefit rider. This no-lapse guarantee rider is not available simultaneously with the guaranteed death benefit rider. The no-lapse guarantee rider is similar to the guaranteed death benefit rider in that they both offer protection from Policy lapse during a specified guarantee period and require you to pay specified premiums to keep the rider in force. The riders are different in a few key areas as follows:

•	The no-lapse guarantee rider requires that you maintain a minimum amount in the General Account to satisfy the conditions of the rider, after which you may allocate money to the subaccounts. The guaranteed death benefit rider does not place any restrictions on where money is allocated.

•	The no-lapse guarantee rider provides a guarantee period for your whole life. The guaranteed death benefit rider guarantee period is to age 70 or 20 years from the Date of Issue if longer.

•	The no-lapse guarantee rider requires that all Monthly Deductions be directed to the General Account. The guaranteed death benefit rider allows you to choose whether the Monthly Deductions will be deducted pro rata from all accounts or deducted from the Money Market Subaccount.

•	The cost of the no-lapse guarantee rider is $0.05 per thousand of Face Amount per month, while the cost of the guaranteed death benefit rider is $0.01 per thousand of Face Amount per month.

Other Possible Products. Features similar to the no-lapse guarantee rider are available in other products that do not offer subaccount options, including National Life’s NLG120 policy. If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in VariTrak, then NLG120 or another non-variable universal life policy may be more cost effective for you.

Accelerated Care Rider

Under the optional accelerated care rider, we will make periodic partial prepayments to you of all or a portion of your Death Benefit, including any additional protection benefit amounts, if the Insured becomes “chronically ill”. This rider could be elected only at Policy issue.

Chronic Care Protection

The optional chronic care protection rider, provides benefits to pay for expenses incurred by an Insured for qualified long-term care services beyond the date on which payments under an accelerated care rider would terminate because the entire Death Benefit of the Policy, including any additional protection benefit amounts, has been accelerated. This rider could be elected only at Policy issue.

Accelerated Benefit

This rider provides an accelerated Death Benefit prior to the death of the Insured in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. Accelerated Death Benefits paid under this rider are discounted. There is no cost for this rider.

Overloan Protection Rider

If you elect the overloan protection rider, we will guarantee that the Policy will not lapse if you meet the conditions to exercise the rider, and do exercise the rider before the Policy lapses. There is no charge for electing the rider, but you will be charged if the rider is exercised. See Appendix C for more information about the rider.

Availability. This rider is available at any time at or after issue, but only with respect to Policies issued after the date this rider is first offered. This rider is available regardless of the other riders elected. Once elected, the rider may be cancelled on the Monthly Policy Date following receipt of a written request to terminate the rider by National Life’s Home Office.

Mechanics of the Rider. As described in your rider, the rider may be exercised if all the following conditions are met:

1.	the Attained Age of the Insured is greater than or equal to 75; and
2.	the Policy to which the rider is attached has been in force for at least fifteen years from the Policy date of issue; and
3.	outstanding debt on the Policy must exceed the total Face Amount of the Policy; and
4.	the outstanding debt divided by the excess of the Accumulated Value over the Surrender Charge exceeds 0.95.

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We will send you a notification when these conditions have been met. The rider must be exercised within sixty days of the date we mail notification. If it is not, the rider will terminate.

Other Effects of Exercise. All values from the Separate Account will be transferred to the General Account. No further transfers from the General Account to the Separate Account may be made. No additional premiums may be paid into the policy. Withdrawals will no longer be allowed. Monthly Deductions will cease. Any additional benefit riders whose monthly cost was included in the Monthly Deductions will terminate. The policy Death Benefit Options will be switched to Option A if Option B is in effect. No adjustments will be made to the policy Face Amount. No further change in Death Benefit Option will be permitted.

Other Possible Products. Features similar to the overloan protection rider are available in other products that do not offer subaccount options, including National Life’s Ultra policy. If you do not plan on funding the contract above the amount required to be allocated to the General Account, thereby making use of the subaccounts offered in VariTrak, then Ultra or another non-variable universal life policy may be more cost effective for you.

Termination. This rider will terminate on the earliest of:

•	the date that your Policy terminates or matures (depending on the state of issue);
•	60 days following our mailing of notification that the conditions for exercising this rider have been met; or
•	the Monthly Policy Date following the receipt of your request to terminate this rider.

If the overloan protection rider is in force at the time your Policy lapses, you may reinstate the rider when you reinstate your Policy.

Tax matters. With the overloan protection rider, this Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, because it is possible that the loans will be treated as taxable distributions when the rider causes the Policy to convert into a fixed Policy. You should consult a tax advisor before exercising the Overloan Protection Rider.

FEDERAL TAX CONSIDERATIONS

The following summary provides a general description of the Federal tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, National Life believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk) and it is not clear whether such a policy will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. In addition, in the case of the accelerated death benefit rider, the accelerated care rider, or the Chronic Care rider, the tax qualification consequences of continuing the Policy after a distribution is made are unclear. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the Policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to current tax on income and gains produced by those assets. Although published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. While National Life believes that the policy does not give Owners investment control over Separate Account assets, we reserve the right to modify the policy as necessary to prevent the Owner from being treated as the owner of the separate account assets supporting the Policy.

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In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Separate Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal tax purposes.

Tax Treatment of Policy Benefits

In General. National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy’s Face Amount, a change in the Policy’s Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa, a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy) may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

Generally, as long as you are not subject to the federal corporate Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy depend upon whether the Policy is classified as a “Modified Endowment Contract”. Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments. A Policy issued in a tax-free exchange for a MEC will also be treated as a MEC.

If there is a reduction in the benefits under the policy during the first seven years, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. An Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)         All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

(2)         Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3)         A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary or designated beneficiary.

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If a Policy becomes a modified endowment contract, all distributions that occur during the Policy Year in which the policy becomes a modified endowment contract and all subsequent distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans (like preferred loans available under the Policy beginning in the 11th Policy Year) with little or no interest rate spread (e.g., wash loans) are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness to the extent it has not been previously taxed, will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Rider. Anyone contemplating the purchase of the Policy with the overloan protection rider should be aware that the tax consequences of the overloan protection rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the overloan protection rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the overloan protection rider. See Appendix C for more information about the rider.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Exchanges. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. Distributions made as part of an exchange, or for a certain period before and after an exchange, may be treated as earnings regardless of the status of the Policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase. The Policy is not for sale outside of the U.S.

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Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned life insurance contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, because such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

50

Tax Shelter Regulations. Purchasers of the Policy that are corporations should consult a tax advisor about the treatment of the Policy under Treasury Regulations applicable to corporate tax shelters.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer ("GST") tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly, and $125,000 for married filing separately). Please consult a tax advisor for more information.

Tax Consequences Associated with Accelerated Death Benefit, Accelerated Care and Chronic Care Protection Riders. For a discussion of the tax consequences associated with these riders, see the detailed discussion for each of these riders in the SAI.

Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured’s 100th year.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Possible Charges for National Life’s Taxes

At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the subaccounts or to the policies. National Life reserves the right to charge the subaccounts for any future taxes or economic burden National Life may incur.

LEGAL MATTERS

National Life and its affiliates, like other life insurance companies, are involved  from time to time in lawsuits, arbitrations and regulatory proceedings.   In some cases, substantial damages and/or penalties have been sought. National Life believes that at the present time, there are no pending or threatened lawsuits or legal or regulatory proceedings that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of National Life to meet its obligations under the Policies, or on the ability of ESI to perform its obligations under the distribution agreement for the Policies, described below.

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DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, ESI serves as principal underwriter for the Policies. ESI sells the Policies through its registered representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell and service the Policies through their registered representatives. ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). VariTrak is no longer offered to new owners.

ESI’s registered representatives who sold the Policy are required to be registered with FINRA and with the states in which they do business at the same time of the sale. More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Policies. The maximum commissions payable to ESI are: during the first Policy Year, 50% of the premiums paid up to a target amount (which is a function of Face Amount, and which is used primarily to determine commission payments) and 3% of the premiums paid in excess of that amount; and for Policy Years 2 through 10, 4% of the premiums paid up to the target amount and 3% of premiums paid in excess of that amount. For Policy Year 11 and after, commissions payable to ESI will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum commissions that National Life will pay to ESI will be 48.5% up to the target amount for the increase.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Policies sold through ESI registered representatives. National Life general agents may also receive fees from ESI relating to sales of the Policies by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency; such compensation may be as much as 14% of the first year premium up to the target amount.

Most retail broker-dealers, other than ESI, received commissions during the first Policy Year of 85% of the premiums paid up to the target amount and 4% of the premiums paid in excess of that amount. In the case of a few retail broker-dealers, ESI has negotiated a higher commission of 90% of first year premiums up to the target amount. For Policy Years 2 through 10, the maximum commission will be 4% of the premiums paid. For Policy Year 11 and after, the commission will be 1.5% of all premiums paid. For premiums received in the year following an increase in Face Amount and attributable to the increase, the maximum commission will be 50% up to the target amount for the increase. A portion of the payments made to selling firms by ESI may be passed on to their registered representatives in accordance with their internal compensation arrangements. Those arrangements may also include other types of cash and non-cash compensation and other benefits. You may ask your registered representative for further information about what your registered representative and the selling broker-dealer which he or she works may receive in connection with your purchase of a Policy.

This Policy is no longer offered to new owners. However, during the period of time when this Policy was offered to new owners, National Life may have provided loans to unaffiliated broker-dealers, who in turn may have provided loans to their registered representatives, to finance business development, and may have provided further loans or may have forgiven outstanding loans based on specified business criteria, including sales of the Policies, and measures of business quality.

From time to time we may have offered specific sales incentives to selling broker-dealers. The selling broker-dealers, on their own accord, may have passed through some or all of these incentives to their registered representatives. These incentives may have taken the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life’s or their affiliates’ other products. To the extent, if any, that such bonuses were attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent’s broker-dealer.

National Life, ESI and/or their affiliates may have contributed amounts to various non-cash and cash incentives paid by ESI to its registered representatives the amounts of which may have been based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

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Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Separate Account. However, commissions and other incentives or payments described above are reflected in the fees and charges that you do pay directly or indirectly.

The Deutsche (with exception of the Small Cap Index Fund), Franklin Templeton (with exception of the Mutual Global Discovery Fund and the U.S. Government Fund), Oppenheimer, T. Rowe Price (with exception of the Personal Strategy Balanced Fund), Wells Fargo Funds and the Small Cap Growth Portfolio of Neuberger Berman Advisers Management Trust, offered in the Policies, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these funds. In each case these payments amount to 0.25% of Separate Account assets invested in the particular fund. Fidelity’s Money Market Portfolio may make payments under its 12b-1 plan to ESI in consideration of services provided by ESI in selling or servicing shares of this Fund of up to 0.10% of Separate Account assets invested in the Fund.

See “Distribution of the Policies” in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.

OTHER POLICY PROVISIONS

Incontestability. The Policy will be incontestable after it has been in force during the Insured’s lifetime for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured’s lifetime for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

Misstatement of Age and Sex. If the age or sex of the Insured at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the cost of insurance charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If the Insured has died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the Insured’s death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

HOUSEHOLDING AND DELIVERY OF DOCUMENTS

To eliminate duplicate mailings and reduce expenses, we may mail only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses for the portfolios, even if more than one Owner lives there. If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

FINANCIAL STATEMENTS

The financial statements of National Life and the Separate Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Policies. In addition to General Account allocations, General Account assets are used to pay benefits that exceed your Accumulated Value under the Policy. To the extent that National Life is required to pay you amounts in addition to your Accumulated Value under these General Account benefits, such amounts will come from General Account assets. National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate. National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products, and may enter into other types of derivatives transactions. All of National Life’s General Account assets are exposed to various investment risks. National Life’s financial statements include a further discussion of risks associated with General Account investments.

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GLOSSARY

Accumulated Value	The sum of the Policy’s values in the Separate Account and the General Account.

Attained Age	The Issue Age of the Insured plus the number of full Policy Years which have passed since the Date of Issue.

Beneficiary	The person(s) or entity(ies) designated to receive all or some of the Death Benefit when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with National Life. The interest of any Beneficiary who dies before the Insured shall vest in the Owner unless otherwise stated.

Cash Surrender Value	The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest on such loans.

Collateral	The portion of the Accumulated Value in the General Account which secures the amount of any Policy loan.

DAC Tax	A tax attributable to Specified Policy Acquisition Expenses under Internal Revenue Code Section 848.

Date of Issue	The date on which the Policy is issued, which is set forth in the Policy. It is used to determine Policy Years, policy months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

Death Benefit	The Policy’s Unadjusted Death Benefit, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly Deductions.

Dollar Cost Averaging	Permits you to automatically transfer funds from the Money Market Subaccount to any other subaccounts on a monthly basis

Duration	The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

Face Amount	The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount.

General Account	The account which holds the assets of National Life which are available to support its insurance and annuity obligations.

Grace Period	A 61-day period measured from the date on which notice of pending lapse is sent by National Life, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, during the Grace Period the Owner must make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

Home Office	National Life’s Home Office at National Life Drive, Montpelier, Vermont 05604; 1-800-732-8939 (toll-free).

Initial Face Amount	The Face Amount of the Policy on the Date of Issue. The Face Amount may be increased or decreased after the first Policy Year.

Insured	The person upon whose life the Policy is issued.

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Issue Age	The age of the Insured at his or her birthday nearest the Date of Issue. The Issue Age is stated in the Policy.

Minimum Face Amount	The Minimum Face Amount is generally $50,000. However, exceptions may be made in employee benefit plan cases.

Minimum Guarantee Premium	The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

Minimum Initial Premium	The minimum premium required to issue a Policy. It is equal to the Minimum Monthly Premium.

Minimum Monthly Premium	The monthly amount used to determine the Minimum Guarantee Premium. This amount, which includes any substandard charges and any applicable rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Age, sex and Rate Class of the Insured, and the Death Benefit option and any optional benefits selected. It is stated in each Policy.

Monthly Administrative Charge	A charge of $7.50 per month included in the Monthly Deduction, which is intended to reimburse National Life for ordinary administrative expenses. In Texas and New York, this charge may be increased, but will never exceed $7.50 plus $0.07 per $1,000 of Face Amount.

Monthly Deduction	The amount deducted from the Accumulated Value on each Monthly Policy Date. It includes the Monthly Administrative Charge, the cost of insurance charge, and the monthly cost of any benefits provided by riders.

Monthly Policy Date	The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next Valuation Day.

Net Amount at Risk	The amount by which the Unadjusted Death Benefit exceeds the Accumulated Value.

Net Premium	The remainder of a premium after the deduction of the Premium Tax Charge.

Owner	The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

Planned Periodic Premium	The premium amount which the Owner plans to pay at the frequency selected. The Owner may request a reminder notice and may change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

Policy Anniversary	The same day and month as the Date of Issue in each later year.

Policy Year	A year that starts on the Date of Issue or on a Policy Anniversary.
Portfolio Rebalancing	Permits you to automatically rebalance the value in the subaccounts on a semi-annual basis, based on your premium allocation percentages in effect at the time of the rebalancing.

Premium Tax Charge	A charge deducted from each premium payment to cover the cost of state and local premium taxes, and the federal DAC Tax.

Rate Class	The classification of the Insured for cost of insurance purposes. The Rate Classes are: elite preferred nonsmoker; preferred nonsmoker; standard nonsmoker; preferred smoker; standard smoker; juvenile; and substandard.

Riders	Optional benefits that an Owner may elect to add to the Policy at an additional cost.

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Separate Account	National Variable Life Insurance Account.

Surrender Charge	The amount deducted from the Accumulated Value of the Policy upon lapse or surrender during the first 15 Policy Years or the first 15 years following an increase in coverage. The Surrender Charge is shown in the Policy.

Unadjusted Death Benefit	Under Option A, the greater of the Face Amount or the applicable percentage of the Accumulated Value on the date of death; under Option B, the greater of the Face Amount plus the Accumulated Value on the date of death, or the applicable percentage of the Accumulated Value on the date of death. The Death Benefit option is selected at time of application but may be later changed.

Valuation Day	Each day that the New York Stock Exchange is open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the SEC. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date. A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 pm Eastern Time.

Valuation Period	The time between two successive Valuation Days. Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

Withdrawal	A payment made at the request of the Owner pursuant to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy. If assessed, the Withdrawal Charge will be deducted from the Withdrawal Amount.

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APPENDIX A

Illustration of Death Benefits, Accumulated Values and Cash Surrender Values

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Separate Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to an Insured of a given age, sex and Rate Class would vary over time if the investment return on the assets held in each portfolio were a uniform, gross, annual rate of 0%, 6% and 8%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

The tables on the following pages illustrate a Policy issued to a male Insured, Age 45 in the Preferred Nonsmoker Rate Class with a Face Amount of $250,000 and Planned Periodic Premiums of $3,000 (pages A-2 to A-4) or $4,000 (pages A-5 to A-7), paid at the beginning of each Policy Year. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if the Insured was in a standard nonsmoker, smoker or substandard class because the cost of insurance charges is higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 8% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the portfolios before reimbursement and assessment of the Mortality and Expense Risk Charge.

The second column of the tables shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading “Guaranteed” assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table); the columns under the heading “Current” assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, and for Policy Years after year 10, an enhancement under which the Monthly Deductions are reduced by 0.50% per annum.

The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending on how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge of 0.91%, is 1.79%. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Subaccounts of the Separate Account.

These asset charges reflect an investment advisory fee of 0.65%, which represents a simple average of the fees incurred by the Portfolios during 2017, 0.06% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2017, and expenses of 0.13%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2017. These expenses have not been adjusted to take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Policy values equally among the Subaccounts would be higher than those shown in the following tables. For information on portfolio expenses, see the prospectuses for the portfolios accompanying this prospectus.

The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the General Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year.

Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 8%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

Upon request, National Life will provide a comparable illustration based upon the proposed Insured’s Age and Rate Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested.

A-1

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -1.79%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,950	550	250,000	2,112	712	250,000
2	6,458	3,807	1,881	250,000	4,138	2,212	250,000
3	9,930	5,566	3,348	250,000	6,069	3,851	250,000
4	13,577	7,227	4,739	250,000	7,912	5,424	250,000
5	17,406	8,782	6,217	250,000	9,664	7,099	250,000

6	21,426	10,229	7,919	250,000	11,324	9,013	250,000
7	25,647	11,554	9,498	250,000	12,873	10,817	250,000
8	30,080	12,742	10,940	250,000	14,316	12,514	250,000
9	34,734	13,784	12,236	250,000	15,638	14,090	250,000
10	39,620	14,660	13,367	250,000	16,830	15,537	250,000

11	44,751	15,358	14,319	250,000	18,487	17,448	250,000
12	50,139	15,862	15,077	250,000	20,025	19,241	250,000
13	55,796	16,163	15,633	250,000	21,451	20,921	250,000
14	61,736	16,246	15,971	250,000	22,831	22,556	250,000
15	67,972	16,087	16,066	250,000	24,143	24,122	250,000

16	74,521	15,659	15,659	250,000	25,323	25,323	250,000
17	81,397	14,931	14,931	250,000	26,459	26,459	250,000
18	88,617	13,861	13,861	250,000	27,571	27,571	250,000
19	96,198	12,398	12,398	250,000	28,648	28,648	250,000
20	104,158	10,485	10,485	250,000	29,698	29,698	250,000

25	150,340	0	0	0	32,844	32,844	250,000

30	209,282	0	0	0	29,643	29,643	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-2

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

(NET ANNUAL RATE OF RETURN 4.10%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	2,093	693	250,000	2,259	859	250,000
2	6,458	4,211	2,285	250,000	4,563	2,637	250,000
3	9,930	6,352	4,134	250,000	6,901	4,682	250,000
4	13,577	8,514	6,025	250,000	9,282	6,793	250,000
5	17,406	10,689	8,124	250,000	11,703	9,138	250,000

6	21,426	12,874	10,563	250,000	14,164	11,853	250,000
7	25,647	15,055	12,998	250,000	16,648	14,592	250,000
8	30,080	17,216	15,414	250,000	19,158	17,356	250,000
9	34,734	19,345	17,798	250,000	21,681	20,134	250,000
10	39,620	21,423	20,129	250,000	24,209	22,916	250,000

11	44,751	23,432	22,393	250,000	27,377	26,338	250,000
12	50,139	25,354	24,570	250,000	30,602	29,817	250,000
13	55,796	27,178	26,648	250,000	33,893	33,363	250,000
14	61,736	28,884	28,608	250,000	37,321	37,046	250,000
15	67,972	30,443	30,422	250,000	40,871	40,850	250,000

16	74,521	31,825	31,825	250,000	44,489	44,489	250,000
17	81,397	32,993	32,993	250,000	48,263	48,263	250,000
18	88,617	33,900	33,900	250,000	52,221	52,221	250,000
19	96,198	34,486	34,486	250,000	56,362	56,362	250,000
20	104,158	34,687	34,687	250,000	60,704	60,704	250,000

25	150,340	27,383	27,383	250,000	84,319	84,319	250,000

30	209,282	0	0	0	110,155	110,155	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-3

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION A	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

(NET ANNUAL RATE OF RETURN 6.07%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	2,140	740	250,000	2,309	909	250,000
2	6,458	4,350	2,424	250,000	4,708	2,782	250,000
3	9,930	6,629	4,411	250,000	7,194	4,975	250,000
4	13,577	8,980	6,491	250,000	9,777	7,288	250,000
5	17,406	11,397	8,832	250,000	12,460	9,895	250,000

6	21,426	13,884	11,573	250,000	15,247	12,936	250,000
7	25,647	16,428	14,372	250,000	18,126	16,070	250,000
8	30,080	19,020	17,218	250,000	21,106	19,304	250,000
9	34,734	21,651	20,104	250,000	24,179	22,632	250,000
10	39,620	24,307	23,014	250,000	27,343	26,050	250,000

11	44,751	26,976	25,937	250,000	31,257	30,219	250,000
12	50,139	29,644	28,860	250,000	35,345	34,560	250,000
13	55,796	32,306	31,776	250,000	39,625	39,095	250,000
14	61,736	34,950	34,674	250,000	44,178	43,902	250,000
15	67,972	37,553	37,532	250,000	49,002	48,981	250,000

16	74,521	40,092	40,092	250,000	54,060	54,060	250,000
17	81,397	42,540	42,540	250,000	59,452	59,452	250,000
18	88,617	44,858	44,858	250,000	65,220	65,220	250,000
19	96,198	47,000	47,000	250,000	71,382	71,382	250,000
20	104,158	48,914	48,914	250,000	77,977	77,977	250,000

25	150,340	53,112	53,112	250,000	117,296	117,296	250,000

30	209,282	38,255	38,255	250,000	170,016	170,016	250,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-4

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

(NET ANNUAL RATE OF RETURN -1.79%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	1,942	542	251,942	2,105	705	252,105
2	6,458	3,783	1,857	253,783	4,119	2,193	254,119
3	9,930	5,520	3,301	255,520	6,029	3,811	256,029
4	13,577	7,149	4,660	257,149	7,845	5,356	257,845
5	17,406	8,663	6,098	258,663	9,561	6,996	259,561

6	21,426	10,058	7,748	260,058	11,175	8,864	261,175
7	25,647	11,320	9,264	261,320	12,669	10,613	262,669
8	30,080	12,434	10,632	262,434	14,045	12,243	264,045
9	34,734	13,387	11,840	263,387	15,288	13,741	265,288
10	39,620	14,160	12,867	264,160	16,388	15,095	266,388

11	44,751	14,739	13,701	264,739	17,976	16,937	267,976
12	50,139	15,108	14,324	265,108	19,430	18,646	269,430
13	55,796	15,257	14,727	265,257	20,757	20,227	270,757
14	61,736	15,174	14,899	265,174	22,029	21,754	272,029
15	67,972	14,833	14,812	264,833	23,222	23,200	273,222

16	74,521	14,209	14,209	264,209	24,262	24,262	274,262
17	81,397	13,275	13,275	263,275	25,250	25,250	275,250
18	88,617	11,991	11,991	261,991	26,208	26,208	276,208
19	96,198	10,311	10,311	260,311	27,121	27,121	277,121
20	104,158	8,189	8,189	258,189	28,001	28,001	278,001

25	150,340	0	0	0	29,949	29,949	279,949

30	209,282	0	0	0	24,678	24,678	274,678

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-5

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

(NET ANNUAL RATE OF RETURN 4.10%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	2,084	684	252,084	2,252	852	252,252
2	6,458	4,185	2,259	254,185	4,541	2,615	254,541
3	9,930	6,299	4,080	256,299	6,855	4,637	256,855
4	13,577	8,420	5,932	258,420	9,201	6,712	259,201
5	17,406	10,540	7,975	260,540	11,575	9,010	261,575

6	21,426	12,652	10,342	262,652	13,972	11,661	263,972
7	25,647	14,740	12,683	264,740	16,373	14,317	266,373
8	30,080	16,783	14,981	266,783	18,779	16,978	268,779
9	34,734	18,765	17,217	268,765	21,172	19,625	271,172
10	39,620	20,660	19,367	270,660	23,539	22,246	273,539

11	44,751	22,447	21,409	272,447	26,566	25,527	276,566
12	50,139	24,102	23,317	274,102	29,616	28,832	279,616
13	55,796	25,605	25,075	275,605	32,696	32,166	282,696
14	61,736	26,932	26,657	276,932	35,879	35,604	285,879
15	67,972	28,047	28,026	278,047	39,145	39,124	289,145

16	74,521	28,909	28,909	278,909	42,421	42,421	292,421
17	81,397	29,475	29,475	279,475	45,809	45,809	295,809
18	88,617	29,686	29,686	279,686	49,334	49,334	299,334
19	96,198	29,475	29,475	279,475	52,991	52,991	302,991
20	104,158	28,767	28,767	278,767	56,795	56,795	306,795

25	150,340	15,289	15,289	265,289	76,073	76,073	326,073

30	209,282	0	0	0	92,121	92,121	342,121

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-6

NATIONAL LIFE

VARITRAK FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

$250,000 FACE AMOUNT	MALE INSURED ISSUE AGE 45	PREFERRED
DEATH BENEFIT OPTION B	ANNUAL PREMIUM $3,000	NONSMOKER

ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 8%

(NET ANNUAL RATE OF RETURN 6.07%)

	Premiums	Guaranteed			Current
End of	Accumulated		Cash			Cash
Policy	at 5% Interest	Accumulated	Surrender	Death	Accumulated	Surrender	Death
Year	Per Year	Value	Value	Benefit	Value	Value	Benefit

1	3,150	2,131	731	252,131	2,301	901	252,301
2	6,458	4,323	2,397	254,323	4,686	2,760	254,686
3	9,930	6,573	4,354	256,573	7,146	4,927	257,146
4	13,577	8,880	6,392	258,880	9,691	7,203	259,691
5	17,406	11,237	8,672	261,237	12,322	9,757	262,322

6	21,426	13,643	11,332	263,643	15,038	12,727	265,038
7	25,647	16,081	14,025	266,081	17,823	15,767	267,823
8	30,080	18,536	16,734	268,536	20,683	18,881	270,683
9	34,734	20,993	19,446	270,993	23,603	22,056	273,603
10	39,620	23,430	22,137	273,430	26,575	25,282	276,575

11	44,751	25,828	24,789	275,828	30,313	29,274	280,313
12	50,139	28,162	27,377	278,162	34,180	33,396	284,180
13	55,796	30,416	29,887	280,416	38,189	37,659	288,189
14	61,736	32,569	32,293	282,569	42,424	42,148	292,424
15	67,972	34,581	34,560	284,581	46,872	46,851	296,872

16	74,521	36,415	36,415	286,415	51,472	51,472	301,472
17	81,397	38,024	38,024	288,024	56,336	56,336	306,336
18	88,617	39,350	39,350	289,350	61,502	61,502	311,502
19	96,198	40,321	40,321	290,321	66,977	66,977	316,977
20	104,158	40,859	40,859	290,859	72,790	72,790	322,790

25	150,340	34,262	34,262	284,262	105,503	105,503	355,503

30	209,282	546	546	250,546	142,047	142,047	392,047

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and cash surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 8% over a period of years, but also fluctuated above or below that average throughout individual policy years. The death benefit, accumulated value and cash surrender value would also be different from those shown, depending on the investment allocations made to the subaccounts of the separate account and the different rates of return of the subaccounts if the actual rates of investment return applicable to the policy averaged 0%, 6%, or 8%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

A-7

APPENDIX B

Surrender Charge Target Premiums (“SCTP”) and Deferred Sales Charges (“DSC”)

(Annual rates per $1,000 of Face Amount)

	Male				Female
Issue	Nonsmoker		Smoker		Nonsmoker		Smoker
Age	SCTP	DSC	SCTP	DSC	SCTP	DSC	SCTP	DSC
0	2.85	1.43	2.85	1.43	2.24	1.12	2.24	1.12
1	2.78	1.39	2.78	1.39	2.20	1.10	2.20	1.10
2	2.87	1.44	2.87	1.44	2.27	1.14	2.27	1.14
3	2.97	1.49	2.97	1.49	2.35	1.18	2.35	1.18
4	3.08	1.54	3.08	1.54	2.43	1.22	2.43	1.22
5	3.19	1.60	3.19	1.60	2.52	1.26	2.52	1.26
6	3.32	1.66	3.32	1.66	2.61	1.31	2.61	1.31
7	3.45	1.73	3.45	1.73	2.71	1.36	2.71	1.36
8	3.59	1.80	3.59	1.80	2.82	1.41	2.82	1.41
9	3.74	1.87	3.74	1.87	2.93	1.47	2.93	1.47
10	3.90	1.95	3.90	1.95	3.05	1.53	3.05	1.53
11	4.08	2.04	4.08	2.04	3.17	1.59	3.17	1.59
12	4.25	2.13	4.25	2.13	3.31	1.66	3.31	1.66
13	4.44	2.22	4.44	2.22	3.45	1.73	3.45	1.73
14	4.63	2.32	4.63	2.32	3.59	1.80	3.59	1.80
15	4.82	2.41	4.82	2.41	3.74	1.87	3.74	1.87
16	5.01	2.51	5.01	2.51	3.90	1.95	3.90	1.95
17	5.21	2.61	5.21	2.61	4.06	2.03	4.06	2.03
18	5.40	2.70	5.40	2.70	4.23	2.12	4.23	2.12
19	5.61	2.81	5.61	2.81	4.41	2.21	4.41	2.21
20	5.18	2.59	6.89	3.45	4.36	2.18	5.19	2.60
21	5.37	2.69	7.15	3.58	4.54	2.27	5.41	2.71
22	5.58	2.79	7.43	3.72	4.73	2.37	5.65	2.83
23	5.80	2.90	7.73	3.87	4.94	2.47	5.90	2.95
24	6.04	3.02	8.05	4.03	5.15	2.58	6.16	3.08
25	6.29	3.15	8.39	4.20	5.38	2.69	6.43	3.22
26	6.56	3.28	8.76	4.38	5.62	2.81	6.73	3.37
27	6.85	3.43	9.16	4.58	5.87	2.94	7.04	3.52
28	7.16	3.58	9.58	4.79	6.14	3.07	7.36	3.68
29	7.49	3.75	10.04	5.02	6.42	3.21	7.70	3.85
30	7.84	3.92	10.52	5.26	6.71	3.36	8.07	4.04
31	8.21	4.11	11.04	5.52	7.03	3.52	8.45	4.23
32	8.61	4.31	11.59	5.80	7.36	3.68	8.85	4.43
33	9.03	4.52	12.17	6.09	7.71	3.86	9.28	4.64
34	9.47	4.74	12.79	6.40	8.08	4.04	9.73	4.87
35	9.95	4.98	13.44	6.72	8.47	4.24	10.21	5.11
36	10.45	5.23	14.14	7.07	8.88	4.44	10.71	5.36
37	10.98	5.49	14.88	7.44	9.32	4.66	11.24	5.62
38	11.54	5.77	15.66	7.83	9.77	4.89	11.80	5.90
39	12.14	6.07	16.49	8.25	10.26	5.13	12.38	6.19
40	12.77	6.39	17.36	8.68	10.77	5.39	12.99	6.50
41	13.43	6.72	18.28	9.14	11.30	5.65	13.63	6.82

B-1

	Male				Female
Issue	Nonsmoker		Smoker		Nonsmoker		Smoker
Age	SCTP	DSC	SCTP	DSC	SCTP	DSC	SCTP	DSC
42	14.14	7.07	19.26	9.63	11.86	5.93	14.30	7.15
43	14.89	7.45	20.28	10.14	12.45	6.23	14.99	7.50
44	15.68	7.84	21.37	10.69	13.07	6.54	15.72	7.86
45	16.52	8.26	22.51	11.26	13.73	6.87	16.49	8.25
46	17.42	8.71	23.72	11.86	14.43	7.22	17.29	8.65
47	18.37	9.19	25.00	12.50	15.16	7.58	18.14	9.07
48	19.38	9.69	26.35	13.18	15.94	7.97	19.03	9.52
49	20.46	10.23	27.79	13.90	16.77	8.39	19.98	9.99
50	21.61	10.81	29.32	14.66	17.65	8.83	20.97	10.49
51	22.83	11.42	30.94	15.47	18.57	9.29	22.02	11.01
52	24.14	12.07	32.65	16.33	19.56	9.78	23.13	11.57
53	25.53	12.77	34.48	17.24	20.61	10.31	24.30	12.15
54	27.02	13.51	36.40	18.20	21.72	10.86	25.54	12.77
55	28.60	14.30	38.44	19.22	22.90	11.45	26.84	13.42
56	30.29	15.15	40.59	20.30	24.15	12.08	28.23	14.12
57	32.08	16.04	42.87	21.44	25.49	12.75	29.70	14.85
58	34.01	17.01	45.29	22.65	26.92	13.46	31.26	15.63
59	36.07	18.04	47.85	23.93	28.46	14.23	32.95	16.48
60	38.27	19.14	50.59	25.30	30.12	15.06	34.77	17.39
61	40.63	20.32	53.51	26.76	31.91	15.96	36.73	18.37
62	43.16	21.58	56.62	28.31	33.85	16.93	38.84	19.42
63	45.88	22.94	59.92	29.96	35.92	17.96	41.11	20.56
64	48.78	24.39	63.42	31.71	38.15	19.08	43.53	21.77
65	51.89	25.95	67.11	33.56	40.54	20.27	46.11	23.06
66	55.21	27.61	71.01	35.51	43.09	21.55	48.84	24.42
67	58.77	29.39	75.13	37.57	45.84	22.92	51.77	25.89
68	62.59	31.30	79.52	37.75	48.81	24.41	54.92	27.46
69	66.71	33.36	84.20	37.75	52.04	26.02	58.36	29.18
70	71.16	35.58	89.20	37.75	55.57	27.79	62.10	31.05
71	75.96	36.00	94.56	37.75	59.43	29.72	66.20	33.10
72	81.04	36.00	100.28	37.75	63.65	31.83	70.68	35.00
73	86.57	36.00	106.35	37.75	68.25	34.00	75.53	35.00
74	92.47	36.00	112.74	37.75	73.23	34.00	80.75	35.00
75	98.73	36.00	119.44	37.75	78.61	34.00	86.34	35.00
76	105.38	36.00	126.39	37.75	84.42	34.00	92.32	35.00
77	112.45	36.00	133.62	37.75	90.68	34.00	98.70	35.00
78	120.00	36.00	141.17	37.75	97.47	34.00	105.57	35.00
79	128.12	36.00	149.15	37.75	104.88	34.00	113.00	35.00
80	136.88	36.00	157.63	37.75	112.98	34.00	121.09	35.00
81	146.36	36.00	166.67	37.75	121.85	34.00	129.91	35.00
82	156.57	36.00	176.28	37.75	131.55	34.00	139.51	35.00
83	167.52	36.00	186.39	37.75	142.10	34.00	149.91	35.00
84	179.12	36.00	196.88	37.75	153.50	34.00	161.12	35.00
85	191.34	36.00	207.71	37.75	165.78	34.00	172.98	35.00

Unisex policies will have Surrender Charge target premiums and maximum deferred sales charges that are higher than those for females above but lower than those for males.

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APPENDIX C

Overloan Protection Rider

Exhibit I
Male, Nonsmoker, Attained Age = 75, Option A Death Benefit	20 Year Projection after Overloan Protection Rider Exercise Crediting rate on unloaned Accumulated
	Value	7%
Form 7206(0395)	Variable Loan Rate	6%

Policy Values before Overloan Protection Rider exercise:		Year	Attained Age	End of Year AV	End of Year Outstanding Loan	End of Year Cash Surrender Value	End of Year Death Benefit

		1	75	102,279	101,230	1,049	107,393

Face Amount	$75,000	2	76	108,426	107,304	1,122	113,847

Accumulated Value	$100,000	3	77	114,943	113,742	1,201	120,690

GPT Corridor Factor	1.05	4	78	121,851	120,567	1,285	127,944

Death Benefit	$105,000	5	79	129,175	127,801	1,375	135,634

Outstanding Loan	$95,500	6	80	136,939	135,469	1,471	143,786

		7	81	145,170	143,597	1,574	152,429

Exercise Charge Percentage	3.52%	8	82	153,896	152,212	1,684	161,591

Exercise Charge	3,520	9	83	163,147	161,345	1,802	171,304

		10	84	172,954	171,026	1,928	181,601

Policy Values after Overloan Protection Rider exercise:		11	85	183,350	181,288	2,063	192,518

Face Amount	$75,000	12	86	194,372	192,165	2,207	204,091

Accumulated Value	$96,480	13	87	206,056	203,695	2,362	216,359

GPT Corridor Factor	1.05	14	88	218,443	215,916	2,527	229,365

Death Benefit	$101,304	15	89	231,575	228,871	2,704	243,154

Outstanding Loan	$95,500	16	90	245,497	242,604	2,893	257,772

		17	91	260,255	257,160	3,096	273,268

		18	92	275,902	272,589	3,312	289,697

		19	93	292,489	288,945	3,544	307,113

		20	94	310,074	306,281	3,792	325,577

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Exhibit II
Male Nonsmoker/Female Nonsmoker, Attained Age = 75/75, Option
A Death Benefit	20 Year Projection after Overloan Protection Rider Exercise
	Crediting rate on unloaned Accumulated
	Value	7%
Form 7207(0395)	Variable Loan Rate	6%

Policy Values before Overloan Protection Rider exercise:		Year	Attained Age	End of Year AV	End of Year Outstanding Loan	End of Year Cash Surrender Value	End of Year Death Benefit
		1	75	102,824	101,230	1,594	107,966
Face Amount	$75,000	2	76	109,010	107,304	1,706	114,460
Accumulated Value	$100,000	3	77	115,567	113,742	1,825	121,346
GPT Corridor Factor	1.05	4	78	122,520	120,567	1,953	128,646
Death Benefit	$105,000	5	79	129,890	127,801	2,090	136,385
Outstanding Loan	$95,500	6	80	137,705	135,469	2,236	144,590
		7	81	145,989	143,597	2,393	153,289
Exercise Charge Percentage	3.01%	8	82	154,773	152,212	2,560	162,511
Exercise Charge	3,010	9	83	164,085	161,345	2,739	172,289
		10	84	173,957	171,026	2,931	182,655
Policy Values after Overloan Protection Rider exercise:		11	85	184,424	181,288	3,136	193,645
Face Amount	$75,000	12	86	195,521	192,165	3,356	205,297
Accumulated Value	$96,990	13	87	207,285	203,695	3,591	217,650
GPT Corridor Factor	1.05	14	88	219,758	215,916	3,842	230,746
Death Benefit	$101,840	15	89	232,982	228,871	4,111	244,631
Outstanding Loan	$95,500	16	90	247,002	242,604	4,399	259,352
		17	91	261,866	257,160	4,707	274,960
		18	92	277,625	272,589	5,036	291,507
		19	93	294,333	288,945	5,389	309,050
		20	94	312,047	306,281	5,766	327,650

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APPENDIX D

Statement of Additional Information

Table of Contents

NATIONAL LIFE INSURANCE COMPANY	3
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT	3
THE PORTFOLIOS	3
PREMIUMS	3
CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS	4
DISTRIBUTION OF THE POLICIES	4
TERMS OF UNDERLYING PORTFOLIO PARTICIPATION AGREEMENTS	5
UNDERWRITING PROCEDURES	6
INCREASES IN FACE AMOUNT	6
OTHER POLICY PROVISIONS	7
Indefinite Policy Duration	7
Operation at Age 99 with No Lapse Guarantee	7
New York Policies - Reduced Paid—Up Benefit	7
The Policy	7
Change of Owner and Beneficiary	7
Split Dollar Arrangements	7
Assignments	8
Suicide	8
Arbitration	8
Dividends	8
Correspondence	8
Settlement Options	8
AUTOMATED FUND TRANSFER FEATURES	9
Dollar Cost Averaging	9
Portfolio Rebalancing	9
OPTIONAL BENEFITS	10
Guaranteed Death Benefit	10
No-Lapse Guarantee	10
Waiver of Monthly Deductions	12
Accidental Death Benefit	12
Guaranteed Insurability Option	12
Rider for Disability Benefit — Payment of Mission Costs	13
Accelerated Care	13
Chronic Care Protection	15
Tax Consequences Associated with Accelerated Care and Chronic Care Protection Riders	16
Accelerated Benefit	16
Overloan Protection	17
POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS	17
SPECIAL RULES FOR EMPLOYEE BENEFIT PLANS	17
LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES	18
POLICY REPORTS	18
RECORDS	18
LEGAL MATTERS	18
EXPERTS	19
FINANCIAL STATEMENTS	19

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is provided above. You may request a free copy of the Statement of Additional Information by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured’s Death Benefit, Cash Surrender Value and Policy Values.

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The Statement of Additional Information is also available at National Life’s website at www.nationallifegroup.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different.

Investment Company Act of 1940 File No. 811-09044

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